UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

STRUCTURED EQUITY FUNDS	Annual Report August 31, 2006

Long-term capital growth potential through diversified portfolios of equity investments using a proprietary quantitative approach to stock selection and portfolio construction.

Goldman Sachs Structured Equity Funds

■	GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

■	GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

■	GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

■	GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

■	GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

The Structured Large Cap Value Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Structured U.S. Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Structured Large Cap Growth Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Structured Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Structured International Equity Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
Effective December 30, 2005, the CORESM Large Cap Value, CORESM U.S. Equity, CORESM Large Cap Growth, CORESM Small Cap Equity and CORESM International Equity Funds were renamed, respectively, the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Domestic Structured Investment Process

■ Comprehensive – We calculate expected excess returns for more than 3,000 stocks on a daily basis.

■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock selection process is free from the emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.	■ We use a unique, proprietary risk model that is more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.	■ Aims to generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS
Structured Large Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Value Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.43%, 12.56%, 12.66%, 13.92% and 13.35%, respectively. These returns compare to the 13.96% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

While the Fund generated solid returns during the period, it lagged its benchmark. Among the investment themes, Analyst Sentiment detracted from excess returns for the period, as stocks that have become increasingly positive in the eyes of sell-side research analysts underperformed. In contrast, returns to other investment themes were positive overall during the reporting period. Management Impact and Momentum were the biggest positive contributors to relative returns. Earnings Quality and Valuation also enhanced results, as did Profitability, albeit less significantly.
  Portfolio Management Process

We calculate expected returns on over 3,000 U.S. stocks on a daily basis. The stocks we select for our portfolios are determined using proprietary models developed by the Quantitative Equity team. Our models are based on six investment themes:

The Valuation theme attempts to identify stocks that we believe are not appropriately priced by the market, by typically comparing a company’s intrinsic, or underlying value, to its current market price. Momentum attempts to predict a change in a stock caused by an under-reaction to company-specific information. Analyst Sentiment looks at how the views of Wall Street analysts about a company’s earnings and prospects are changing over time. Profitability assesses whether the company has good profit margins and operating efficiency. Earnings Quality evaluates what percentage of a company’s earnings are coming from more persistent, cash-based sources, as opposed to accounting accruals, such as accounts payable, accounts receivable, inventories, future tax liability and future interest expenses. Finally, Management Impact assesses a company’s management strategy and behavior.

These themes are generally a composite of a number of factors, which are computed on an industry-neutral basis, so that individual stocks are evaluated relative to their industry peers. The six themes have been selected because we believe they:

■ Offer fundamental investment appeal,

■ Demonstrate a statistically significant ability to forecast returns, and

■ Work well in a variety of market environments and across different types of stocks.

PORTFOLIO RESULTS

In addition, since the correlation between these themes is low, each brings new information to the overall evaluation of a stock’s attractiveness and contributes to a better buy/sell decision. The weights on the six investment themes vary depending on their expected returns and risk and diversification benefits, along with their anticipated impact on portfolio turnover. Theme weights are updated daily to reflect current market conditions.
  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns, and they typically work well at various times and under different market environments.
  Portfolio Highlights

Stock selection was positive overall among sectors during the reporting period. The Fund’s holdings in the Industrials and Information Technology sectors contributed the most to relative performance over the period. In contrast, holdings in the Financials sector detracted the most from relative performance. In terms of individual stocks, overweights in Archer-Daniels- Midland Co. and Monsanto Co. were the largest contributors to relative returns during the period. In contrast, an underweight in BellSouth Corp. and an overweight in UnionBanCal Corp. detracted from Fund performance the most during the period.
  Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2006

FUND BASICS
Structured Large Cap Value Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	13.43%	13.96%
Class B	12.56	13.96
Class C	12.66	13.96
Institutional	13.92	13.96
Service	13.35	13.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	7.74%	5.22%	5.08%	12/31/98
Class B	8.10	5.28	5.07	12/31/98
Class C	12.20	5.61	5.09	12/31/98
Institutional	14.52	6.82	6.28	12/31/98
Service	13.94	6.32	5.78	12/31/98

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	6.8%	Oil & Gas
Bank of America Corp.	4.9	Banks
J.P. Morgan Chase & Co.	3.8	Diversified Financials
Pfizer, Inc.	3.4	Pharmaceuticals
Wells Fargo & Co.	2.6	Banks
Citigroup, Inc.	2.5	Diversified Financials
Time Warner, Inc.	2.5	Media
AT&T, Inc.	2.1	Diversified Telecommunication Services
Merck & Co., Inc.	2.1	Pharmaceuticals
Wachovia Corp.	2.0	Banks

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Structured U.S. Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured U.S. Equity Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 9.51%, 8.72%, 8.73%, 9.97% and 9.39%, respectively. These returns compare to the 8.88% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.

The returns to the investment themes were positive overall during the reporting period. Momentum was the largest positive contributor to relative returns as companies with strong momentum characteristics outperformed their industry counterparts. Other themes that enhanced results were Valuation, Management Impact, and Earnings Quality. Profitability also added value, albeit less significantly. On the downside, Analyst Sentiment was the only theme to detract from excess returns for the period, as stocks that have become increasingly positive in the eyes of the sell-side research analysts underperformed.
  Portfolio Management Process

We calculate expected returns on over 3,000 U.S. stocks on a daily basis. The stocks we select for our portfolios are determined using proprietary models developed by the Quantitative Equity team. Our models are based on six investment themes:

The Valuation theme attempts to identify stocks that we believe are not appropriately priced by the market, by typically comparing a company’s intrinsic, or underlying value, to its current market price. Momentum attempts to predict a change in a stock caused by an under-reaction to company-specific information. Analyst Sentiment looks at how the views of Wall Street analysts about a company’s earnings and prospects are changing over time. Profitability assesses whether the company has good profit margins and operating efficiency. Earnings Quality evaluates what percentage of a company’s earnings are coming from more persistent, cash-based sources, as opposed to accounting accruals, such as accounts payable, accounts receivable, inventories, future tax liability and future interest expenses. Finally, Management Impact assesses a company’s management strategy and behavior.

These themes are generally a composite of a number of factors, which are computed on an industry-neutral basis, so that individual stocks are evaluated relative to their industry peers. The six themes have been selected because we believe they:

■	Offer fundamental investment appeal,

■	Demonstrate a statistically significant ability to forecast returns, and

■	Work well in a variety of market environments and across different types of stocks.

PORTFOLIO RESULTS

In addition, since the correlation between these themes is low, each brings new information to the overall evaluation of a stock’s attractiveness and contributes to a better buy/sell decision. The weights on the six investment themes vary depending on their expected returns and risk and diversification benefits, along with their anticipated impact on portfolio turnover. Theme weights are updated daily to reflect current market conditions.
  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns, and they typically work well at various times and under different market environments.
  Portfolio Highlights

Stock selection was positive overall among sectors during the reporting period, most notably in the Information Technology sector. On the downside, the Fund’s holdings in the Telecommunications Services sector detracted the most from relative performance. In terms of individual stocks, overweights in Archer-Daniels-Midland Co. and Monsanto Co. were the largest contributors to relative performance during the period, while overweights in Johnson & Johnson and Intel Corp. detracted from Fund performance the most during the period.
  Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2006

FUND BASICS
Structured U.S. Equity Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	9.51%	8.88%
Class B	8.72	8.88
Class C	8.73	8.88
Institutional	9.97	8.88
Service	9.39	8.88

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	5.10%	2.49%	7.48%	9.35%		5/24/91
Class B	5.41	2.53	7.33	7.46		5/1/96
Class C	9.38	2.89	n/a	4.50		8/15/97
Institutional	11.69	4.07	8.57	10.20		6/15/95
Service	11.08	3.55	8.03	9.73	[4]	5/24/91

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Structured U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[5]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	5.0%	Oil & Gas
Bank of America Corp.	3.5	Banks
Pfizer, Inc.	3.3	Pharmaceuticals
J.P. Morgan Chase & Co.	2.9	Diversified Financials
Cisco Systems, Inc.	2.8	Communications Equipment
Wells Fargo & Co.	2.6	Banks
Hewlett-Packard Co.	2.5	Computers & Peripherals
General Electric Corp.	2.3	Industrial Conglomerates
Microsoft Corp.	2.2	Software
Time Warner, Inc.	2.2	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Structured Large Cap Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Growth Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 5.21%, 4.40%, 4.49%, 5.66% and 5.39%, respectively. These returns compare to the 3.68% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

Over the reporting period, returns to the investment themes were positive overall. Valuation was the largest positive contributor to relative returns, as inexpensive companies outperformed their more richly valued industry counterparts. Other themes that enhanced results were Momentum, Management Impact and Earnings Quality. Profitability and Analyst Sentiment also added value for the period, albeit less significantly.
  Portfolio Management Process

We calculate expected returns on over 3,000 U.S. stocks on a daily basis. The stocks we select for our portfolios are determined using proprietary models developed by the Quantitative Equity team. Our models are based on six investment themes:

The Valuation theme attempts to identify stocks that we believe are not appropriately priced by the market, by typically comparing a company’s intrinsic, or underlying value, to its current market price. Momentum attempts to predict a change in a stock caused by an under-reaction to company-specific information. Analyst Sentiment looks at how the views of Wall Street analysts about a company’s earnings and prospects are changing over time. Profitability assesses whether the company has good profit margins and operating efficiency. Earnings Quality evaluates what percentage of a company’s earnings are coming from more persistent, cash-based sources, as opposed to accounting accruals, such as accounts payable, accounts receivable, inventories, future tax liability and future interest expenses. Finally, Management Impact assesses a company’s management strategy and behavior.

These themes are generally a composite of a number of factors, which are computed on an industry-neutral basis, so that individual stocks are evaluated relative to their industry peers. The six themes have been selected because we believe they:

■ Offer fundamental investment appeal,

■ Demonstrate a statistically significant ability to forecast returns, and

■ Work well in a variety of market environments and across different types of stocks.

PORTFOLIO RESULTS

In addition, since the correlation between these themes is low, each brings new information to the overall evaluation of a stock’s attractiveness and contributes to a better buy/sell decision. The weights on the six investment themes vary depending on their expected returns and risk and diversification benefits, along with their anticipated impact on portfolio turnover. Theme weights are updated daily to reflect current market conditions.
  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns, and they typically work well at various times and under different market environments.
  Portfolio Highlights

Stock selection was positive overall among sectors during the reporting period. The Fund’s holdings in the Information Technology sector contributed the most to relative performance over the period. In contrast, holdings in the Health Care and Energy sectors detracted the most from relative performance. In terms of individual stocks, overweights in Archer-Daniels- Midland Co. and Google, Inc. were the largest contributors to relative returns during the period. In contrast, overweights in Starbucks Corp. and Comcast Corp. detracted from Fund performance during the period.
  Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2006

FUND BASICS
Structured Large Cap Growth Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	5.21%	3.68%
Class B	4.40	3.68
Class C	4.49	3.68
Institutional	5.66	3.68
Service	5.39	3.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	2.29%	-0.76%	5.39%		9.20%		11/11/91
Class B	2.54	-0.80	n/a		3.41		5/1/97
Class C	6.53	-0.39	n/a		1.63		8/15/97
Institutional	8.76	0.75	6.36	[4]	9.88	[4]	11/11/91
Service	8.50	0.29	5.90	[4]	9.56	[4]	11/11/91

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the Structured Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940, as amended (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[5]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.0%	Software
Cisco Systems, Inc.	3.6	Communications Equipment
Johnson & Johnson	3.1	Pharmaceuticals
Hewlett-Packard Co.	2.6	Computers & Peripherals
Texas Instruments, Inc.	2.3	Semiconductor Equipment & Products
The Boeing Co.	2.3	Aerospace & Defense
Amgen, Inc.	2.2	Biotechnology
Monsanto Co.	2.0	Chemicals
General Electric Co.	1.9	Industrial Conglomerates
Wells Fargo & Co.	1.8	Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and/or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Structured Small Cap Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured Small Cap Equity Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 2.42%, 1.66%, 1.65%, 2.77% and 2.30%, respectively. These returns compare to the 9.36% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

While our investment themes worked in general, it was difficult to capture their performance in the small cap sector of the market. Over much of the last year our themes worked well in an “ideal” environment; if we traded the portfolio every day and did not have to be concerned with or pay transaction costs we believe the Fund’s performance would have been closer to the performance of the Fund’s benchmark. An important part of our portfolio management process is being cognizant of potential transaction costs and attempting to minimize them, thus we only trade securities in the Fund’s portfolio if we expect a benefit to the portfolio’s expected return after accounting for the transactions costs. We also limit how much of the average daily volume we’re willing to trade, because trading more volume generally leads to higher transaction costs. These “constraints” were much more costly to the portfolio in the last 12 months than we would have expected, and their effect was not generally picked up by looking only at our theme returns. However, in August many of the factors on which we tilt in order to beat the index, such as price momentum and earnings response variables, also produced negative returns, and this hurt performance further. In fact, some of the factors had one of their worst months ever in August. It is unusual for so many of our factors to produce negative returns at the same time, and therefore we expect to see performance recover going forward. Additionally, from time to time we will experience periods where specific stock events negatively impact performance, though over time these occurrences tend to even out with periods of positive contributions. Over the current reporting period, situations that impacted the Fund’s returns included a variety of unfavorable earnings surprises; some of the underweight holdings were impacted by mergers and acquisitions activity; and large-scale reactions to news flows. As we expect the factors to work well over time, the impact of trading constraints to be smaller, and events such as earnings surprises to cancel out or contribute positively over time, we encourage our shareholders to continue to view their investment in the Fund and its performance with a longer-term outlook.
  Portfolio Management Process

We calculate expected returns on over 3,000 U.S. stocks on a daily basis. The stocks we select for our portfolios are determined using proprietary models developed by the Quantitative Equity team. Our models are based on six investment themes:

The Valuation theme attempts to identify stocks that we believe are not appropriately priced by the market, by typically comparing a company’s intrinsic, or underlying value, to its current market price. Momentum attempts to predict a change in a stock caused by an under-reaction to company-specific information. Analyst Sentiment looks at how the views of Wall Street analysts about a company’s earnings and prospects are changing over time. Profitability assesses whether the company has good profit margins and operating efficiency. Earnings Quality evaluates what percentage of a company’s earnings are coming

PORTFOLIO RESULTS

from more persistent, cash-based sources, as opposed to accounting accruals, such as accounts payable, accounts receivable, inventories, future tax liability and future interest expenses. Finally, Management Impact assesses a company’s management strategy and behavior.

These themes are generally a composite of a number of factors, which are computed on an industry-neutral basis, so that individual stocks are evaluated relative to their industry peers. The six themes have been selected because we believe they:

■	Offer fundamental investment appeal,

■	Demonstrate a statistically significant ability to forecast returns, and

■	Work well in a variety of market environments and across different types of stocks.

In addition, since the correlation between these themes is low, each brings new information to the overall evaluation of a stock’s attractiveness and contributes to a better buy/sell decision. The weights on the six investment themes vary depending on their expected returns and risk and diversification benefits, along with their anticipated impact on portfolio turnover. Theme weights are updated daily to reflect current market conditions.
  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns, and they typically work well at various times and under different market environments.
  Portfolio Highlights

Stock selection was negative overall among sectors during the reporting period. The Fund’s holdings in the Financials and Healthcare sectors detracted the most from relative performance over the period. In contrast, the Fund’s holdings in the Energy and Industrials sectors contributed the most to relative performance over the period. In terms of individual stocks, overweights in Stewart Information Services Corp. and Building Material Holding Corp. detracted the most from Fund performance during the period. In contrast, overweights in Veritas DGC, Inc. and WESCO International, Inc. were the largest contributors to relative returns for the period.
  Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Quantitative Equity Investment Team
New York, September 22, 2006

FUND BASICS
Structured Small Cap Equity Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	2.42%	9.36%
Class B	1.66	9.36
Class C	1.65	9.36
Institutional	2.77	9.36
Service	2.30	9.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	5.41%	8.36%	7.45%	8/15/97
Class B	5.28	8.41	7.33	8/15/97
Class C	9.67	8.78	7.36	8/15/97
Institutional	12.00	10.02	8.56	8/15/97
Service	11.40	9.48	8.03	8/15/97

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Veritas DGC, Inc.	1.7%	Energy Equipment & Services
Illumina, Inc.	1.6	Health Care Equipment & Supplies
RealNetworks, Inc.	1.5	Internet Software & Services
Swift Energy Co.	1.5	Oil & Gas
IKON Office Solutions, Inc.	1.5	Office Electronics
American Home Mortgage Investment Co.	1.5	Real Estate
Jones Lang LaSalle, Inc.	1.4	Real Estate
Papa John’s International, Inc.	1.4	Hotels, Restaurants & Leisure
New Century Financial Corp. (REIT)	1.2	Real Estate
MicroStrategy, Inc.	1.2	Software

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
International Structured Investment Process

■ Comprehensive – We forecast returns on over 5,000 stocks, 21 countries and 9 currencies on a daily basis.

■ Rigorous – We evaluate stocks, countries, and currencies based on fundamental investment criteria that have outperformed historically.	■ Objective – Our stock and equity market selection process is free from emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.	■ We use unique, proprietary risk models that are more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified International portfolio that:

■  Blends top-down market views with bottom-up stock selection.

■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.	■ Aims to achieve excess returns by taking intentional country bets and many small diversified stock positions.

PORTFOLIO RESULTS
Structured International Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Structured International Equity Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 24.02%, 23.18%, 23.10%, 24.52% and 23.87%, respectively. These returns compare to the 24.78% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period.

The Structured International Equity Fund is designed to add value through two uncorrelated sources of return: security selection and intentional country over- and underweights relative to the benchmark. During the 12-month reporting period, the Fund’s stock selection strategy contributed slightly to relative performance while the country selection strategy detracted from relative performance.
  Portfolio Management Process

We calculate expected returns on over 5,000 international stocks on a daily basis. The stocks we select for our portfolios are determined using proprietary models developed by the Quantitative Equity team. Our models are based on six investment themes:

The Valuation theme attempts to identify stocks that we believe are not appropriately priced by the market, by typically comparing a company’s intrinsic, or underlying value, to its current market price. Momentum attempts to predict a change in a stock caused by an under-reaction to company-specific information. Analyst Sentiment looks at how the views of Wall Street analysts about a company’s earnings and prospects are changing over time. Profitability assesses whether the company has good profit margins and operating efficiency. Earnings Quality evaluates what percentage of a company’s earnings are coming from more persistent, cash- based sources, as opposed to accounting accruals, such as accounts payable, accounts receivable, inventories, future tax liability and future interest expenses. Finally, Management Impact assesses a company’s management strategy and behavior.

These themes are generally a composite of a number of factors, which are computed on an industry-neutral basis, so that individual stocks are evaluated relative to their industry peers. The six themes have been selected because we believe they:

■	Offer fundamental investment appeal,

■	Demonstrate a statistically significant ability to forecast returns, and

■	Work well in a variety of market environments and across different types of stocks.

In addition, since the correlation between these themes is low, each brings new information to the overall evaluation of a stock’s attractiveness and contributes to a better buy/sell decision. The weights on the six investment themes vary depending on their expected returns and risk and diversification benefits, along with their anticipated impact on portfolio turnover. Theme weights are updated daily to reflect current market conditions.

PORTFOLIO RESULTS
  Portfolio Positioning

In managing the Structured International Equity Fund, we take minimal size and sector bets. We strive to add value versus the Fund’s index through stock and country selection. Our quantitative process seeks out stocks, countries, and currencies with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. We also prefer countries and currencies that exhibit strong economic growth, countries with favorable risk/return tradeoffs, and currencies that are associated with positive expected fund flows. Over the long term, these factors have contributed positively to the Fund’s returns, and they typically work well at various times and under different market environments.
  Regional Allocations

In terms of countries, an overweight position in Netherlands and an underweight in Italy were the most successful for the period. On the downside, overweights in Norway and Hong Kong were the least successful positions over the reporting period.
  Sector Allocations

Our strategy is sector-neutral relative to the benchmark within countries. Any deviations in sector weights at the Fund level are the result of our country and stocks selection decisions. During the period, holdings in the Telecommunication Services sector contributed the most to relative performance. Conversely, holdings in the Industrials and Materials sectors lagged their peers in the benchmark the most.
  Stock Selection

Within countries, stock selection was the strongest in Austria and Italy. In contrast, stock selection was the weakest in Japan and Spain for the period.
  Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer companies about which fundamental research analysts are becoming more positive, and firms that are profitable, have sustainable earnings, and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations.

As always, we thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 22, 2006

FUND BASICS
Structured International Equity Fund
as of August 31, 2006
PERFORMANCE REVIEW

September 1, 2005–August 31, 2006	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]

Class A	24.02%	24.78%
Class B	23.18	24.78
Class C	23.10	24.78
Institutional	24.52	24.78
Service	23.87	24.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	20.18%	9.24%	4.44%	8/15/97
Class B	21.19	9.53	4.54	8/15/97
Class C	25.13	9.80	4.55	8/15/97
Institutional	27.59	11.06	5.73	8/15/97
Service	27.12	10.54	5.22	8/15/97

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Roche Holding AG	4.2%	Pharmaceuticals
BASF AG	3.6	Chemicals
Deutsche Bank AG	3.2	Banks
Norsk Hydro ASA	3.1	Oil & Gas
Zurich Financial Services AG	3.0	Insurance
Fortis	2.4	Diversified Financials
BNP Paribas SA	2.3	Banks
E. on AG	2.2	Electric Utilities
Aegon NV	2.0	Insurance
Koninklijke KPN NV	1.8	Diversified Telecommunication Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs Structured Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured Large Cap Value Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested December 31, 1998 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced December 31, 1998)
Excluding sales charges	6.19%	8.15%	13.43%
Including sales charges	5.42%	6.94%	7.18%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	5.39%	7.34%	12.56%
Including contingent deferred sales charges	5.39%	7.03%	7.45%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	5.42%	7.37%	12.66%
Including contingent deferred sales charges	5.42%	7.37%	11.64%

Institutional Class (commenced December 31, 1998)	6.61%	8.60%	13.92%

Service Class (commenced December 31, 1998)	6.10%	8.07%	13.35%

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 96.4%

Aerospace & Defense – 2.7%
301,400	Northrop Grumman Corp.	$20,136,534
166,800	The Boeing Co.	12,493,320

		32,629,854

Air Freight & Couriers – 0.2%
11,100	FedEx Corp.	1,121,433
24,700	Ryder System, Inc.	1,220,674

		2,342,107

Banks – 13.8%
1,140,848	Bank of America Corp.	58,719,447
49,443	Bank of Hawaii Corp.	2,413,807
79,750	BB&T Corp.	3,413,300
31,100	Cathay General Bancorp.	1,159,719
97,700	Hudson City Bancorp, Inc.	1,275,962
16,500	M&T Bank Corp.	2,020,590
82,400	North Fork Bancorp., Inc.	2,261,056
161,400	Regions Financial Corp.	5,808,786
16,000	SunTrust Banks, Inc.	1,222,400
379,000	U.S. Bancorp	12,154,530
244,100	UnionBanCal Corp.	14,621,590
441,000	Wachovia Corp.	24,091,830
28,000	Washington Mutual, Inc.	1,172,920
911,500	Wells Fargo & Co.	31,674,625
36,800	Zions Bancorp.	2,906,832

		164,917,394

Beverages – 0.1%
28,000	PepsiCo., Inc.	1,827,840

Chemicals – 1.9%
109,400	Ashland, Inc.	6,907,516
336,682	Monsanto Co.	15,972,194

		22,879,710

Commercial Services & Supplies – 0.7%
58,400	Convergys Corp.*	1,218,808
111,600	Manpower, Inc.	6,596,676

		7,815,484

Communications Equipment – 0.9%
432,800	Cisco Systems, Inc.*	9,517,272
115,900	Tellabs, Inc.*	1,181,021

		10,698,293

Computers & Peripherals – 2.0%
658,250	Hewlett-Packard Co.	24,065,620

Diversified Financials – 11.1%
258,500	AmeriCredit Corp.*	6,072,165
236,000	Ameriprise Financial, Inc.	10,792,280
17,700	Capital One Financial Corp.	1,293,870
611,200	Citigroup, Inc.	30,162,720
484,867	Countrywide Financial Corp.	16,388,505
206,600	E*Trade Financial Corp.*	4,873,694
995,100	J.P. Morgan Chase & Co.	45,436,266
40,900	Jefferies Group, Inc.	1,019,228
79,150	Merrill Lynch & Co., Inc.	5,819,899
160,300	Principal Financial, Inc.	8,534,372
53,358	SEI Investments Co.	2,723,392

		133,116,391

Diversified Telecommunication Services – 4.6%
800,280	AT&T, Inc.	24,912,716
287,500	CenturyTel, Inc.	11,448,250
271,932	Embarq Corp.*	12,821,594
343,500	Sprint Nextel Corp.	5,812,020

		54,994,580

Electric Utilities – 5.2%
51,000	Alliant Energy Corp.	1,866,090
112,700	American Electric Power Co., Inc.	4,111,296
39,600	Exelon Corp.	2,414,808
183,300	FirstEnergy Corp.	10,459,098
472,500	PG&E Corp.	19,811,925
30,000	Progress Energy, Inc.	1,329,900
246,393	Reliant Energy, Inc.*	3,316,450
278,200	TXU Corp.	18,419,622

		61,729,189

Electrical Equipment – 0.5%
81,900	Energizer Holdings, Inc.*	5,475,834

Energy Equipment & Services – 0.1%
18,200	Schlumberger Ltd.	1,115,660

Food & Drug Retailing – 0.4%
166,500	Safeway, Inc.	5,149,845

Food Products – 2.6%
517,500	Archer-Daniels-Midland Co.	21,305,475
122,500	Dean Foods Co.*	4,853,450
324,192	Tyson Foods, Inc.	4,775,348

		30,934,273

Healthcare Equipment & Supplies – 0.9%
351,900	Applera Corp. – Applied Biosystems Group	10,785,735

Healthcare Providers & Services – 2.0%
433,500	AmerisourceBergen Corp.	19,143,360
10,700	CIGNA Corp.	1,209,849
55,800	Humana, Inc.*	3,399,894

		23,753,103

Hotels, Restaurants & Leisure – 0.1%
30,100	Carnival Corp.	1,261,190

Household Products – 1.6%
148,396	Colgate-Palmolive Co.	8,882,985
161,500	Procter & Gamble Co.	9,996,850

		18,879,835

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Industrial Conglomerates – 1.8%
403,500	General Electric Co.	$13,743,210
126,384	Reynolds American, Inc.	8,223,807

		21,967,017

Insurance – 8.9%
217,300	AMBAC Financial Group, Inc.	18,816,007
50,600	American International Group, Inc.	3,229,292
146,900	CNA Financial Corp.*(a)	5,093,023
579,400	Genworth Financial, Inc.	19,948,742
540,600	Loews Corp.	20,802,288
212,848	MBIA, Inc.	13,117,822
151,900	Old Republic International Corp.	3,174,710
23,800	Prudential Financial, Inc.	1,747,158
257,495	Radian Group, Inc.	15,418,801
25,900	Safeco Corp.	1,494,689
22,200	The Allstate Corp.	1,286,268
74,150	W.R. Berkley Corp.	2,595,250

		106,724,050

IT Consulting & Services – 1.4%
365,349	Computer Sciences Corp.*	17,310,236

Leisure Equipment & Products – 0.1%
74,938	Marvel Entertainment, Inc.*(a)	1,606,671

Machinery – 0.2%
53,500	Terex Corp.*	2,350,255

Marine – 0.4%
76,601	Overseas Shipholding Group, Inc.	5,109,287

Media – 6.6%
716,177	CBS Corp. Class B	20,446,853
390,979	Clear Channel Communications, Inc.	11,354,030
38,400	Comcast Corp.*	1,344,000
34,300	The McGraw-Hill Companies., Inc.	1,917,713
461,900	The Walt Disney Co.	13,695,335
1,812,200	Time Warner, Inc.	30,118,764

		78,876,695

Metals & Mining – 0.1%
19,200	United States Steel Corp.	1,116,864

Multiline Retail – 0.9%
114,100	Costco Wholesale Corp.	5,338,739
80,645	Dillard’s, Inc.	2,514,511
76,800	Wal-Mart Stores, Inc.	3,434,496

		11,287,746

Oil & Gas – 11.9%
164,333	Chevron Corp.	10,583,045
24,348	ConocoPhillips	1,544,394
360,550	Devon Energy Corp.	22,530,769
1,206,161	Exxon Mobil Corp.	81,620,915
64,700	Holly Corp.	2,964,554
43,100	Pioneer Natural Resources Co.	1,797,701
245,900	Sunoco, Inc.	17,682,669
76,800	XTO Energy, Inc.	3,515,136

		142,239,183

Paper & Forest Products – 0.4%
226,400	Louisiana-Pacific Corp.	4,428,384

Pharmaceuticals – 5.5%
612,900	Merck & Co., Inc.	24,853,095
1,473,800	Pfizer, Inc.	40,617,928

		65,471,023

Real Estate – 3.3%
26,800	Archstone-Smith Trust (REIT)	1,425,224
503,000	Equity Office Properties Trust (REIT)	18,656,270
129,300	HRPT Properties Trust	1,499,880
71,600	iStar Financial, Inc. (REIT)	3,001,472
21,400	Jones Lang LaSalle, Inc.	1,781,764
192,000	New Century Financial Corp. (REIT)(a)	7,432,320
20,800	ProLogis (REIT)	1,174,368
37,200	SL Green Realty Corp.	4,150,032

		39,121,330

Road & Rail – 0.3%
70,200	CSX Corp.	2,121,444
25,900	Norfolk Southern Corp.	1,106,707

		3,228,151

Software – 0.1%
89,700	Cadence Design Systems, Inc.*	1,473,771

Specialty Retail – 2.0%
260,900	AutoNation, Inc.*	5,069,287
192,308	Circuit City Stores, Inc.	4,540,392
304,238	Office Depot, Inc.*	11,208,128
149,100	United Rentals, Inc.*	3,229,506

		24,047,313

Textiles & Apparel – 0.2%
73,438	Jones Apparel Group, Inc.	2,298,609

Tobacco – 0.7%
153,300	UST, Inc.	8,103,438

Wireless Telecommunication Services – 0.2%
45,100	United States Cellular Corp.*	2,703,745

TOTAL COMMON STOCKS
(Cost $1,058,649,909)		$1,153,835,705

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Schedule of Investments (continued)
August 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.7%

Joint Repurchase Agreement Account II
$32,400,000	5.28%	09/01/2006	$32,400,000
Maturity Value: $32,404,753
(Cost $32,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,091,049,909)			$1,186,235,705

Shares	Description	Value
Securities Lending Collateral – 0.8%

9,095,250	Boston Global Investment Trust – Enhanced Portfolio	$9,095,250
(Cost $9,095,250)

TOTAL INVESTMENTS – 99.9%
(Cost $1,100,145,159)		$1,195,330,955

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		1,769,888

NET ASSETS – 100.0%		$1,197,100,843

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 49.

INVESTMENT ABBREVIATION:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	591	September 2006	$38,580,480	$162,402

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 1, 1996 in Class A Shares (including a maximum sales charge of 5.5%) of the Goldman Sachs Structured U.S. Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured U.S. Equity Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested September 1, 1996 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced May 24, 1991)
Excluding sales charges	9.84%	8.72%	5.83%	9.51%
Including sales charges	9.43%	8.11%	4.64%	3.48%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	7.60%	7.96%	5.05%	8.72%
Including contingent deferred sales charges	7.60%	7.96%	4.72%	3.72%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.71%	n/a	5.06%	8.73%
Including contingent deferred sales charges	4.71%	n/a	5.06%	7.73%

Institutional Class (commenced June 15, 1995)	10.31%	9.21%	6.26%	9.97%

Service Class (commenced June 7, 1996)	8.08%	8.66%	5.72%	9.39%

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 99.1%

Aerospace & Defense – 3.9%
371,000	Northrop Grumman Corp.	$24,786,510
330,573	The Boeing Co.	24,759,918
71,600	United Technologies Corp.	4,490,036

		54,036,464

Banks – 9.0%
947,884	Bank of America Corp.	48,787,590
324,944	Hudson City Bancorp, Inc.	4,243,769
32,288	M&T Bank Corp.	3,953,988
38,400	Mercantile Bankshares Corp.	1,418,112
132,900	Regions Financial Corp.	4,783,071
467,475	U.S. Bancorp	14,991,923
38,448	UnionBanCal Corp.	2,303,035
133,025	Wachovia Corp.	7,267,156
31,900	Washington Mutual, Inc.	1,336,291
1,019,112	Wells Fargo & Co.	35,414,142

		124,499,077

Biotechnology – 2.1%
311,800	Amgen, Inc.*	21,180,574
183,472	Celgene Corp.*	7,465,476

		28,646,050

Chemicals – 2.6%
163,265	Ashland, Inc.	10,308,552
527,352	Monsanto Co.	25,017,579

		35,326,131

Commercial Services & Supplies – 1.4%
45,817	Global Payments, Inc.	1,743,337
202,484	Manpower, Inc.	11,968,829
174,486	Waste Management, Inc.	5,981,380

		19,693,546

Communications Equipment – 3.0%
1,756,400	Cisco Systems, Inc.*	38,623,236
303,900	Tellabs, Inc.*	3,096,741

		41,719,977

Computers & Peripherals – 2.5%
947,700	Hewlett-Packard Co.	34,647,912

Diversified Financials – 7.4%
143,500	AmeriCredit Corp.*(a)	3,370,815
35,000	Ameriprise Financial, Inc.	1,600,550
189,770	Citigroup, Inc.	9,365,150
392,200	Countrywide Financial Corp.	13,256,360
885,300	J.P. Morgan Chase & Co.	40,422,798
337,599	Merrill Lynch & Co., Inc.	24,823,654
176,000	Principal Financial, Inc.	9,370,240

		102,209,567

Diversified Telecommunication Services – 2.9%
476,800	AT&T, Inc.	14,842,784
194,300	CenturyTel, Inc.	7,737,026
257,763	Embarq Corp.*	12,153,525
332,330	Sprint Nextel Corp.	5,623,024

		40,356,359

Electric Utilities – 4.2%
160,000	American Electric Power Co., Inc.(a)	5,836,800
64,000	FirstEnergy Corp.	3,651,840
539,948	PG&E Corp.	22,640,020
388,701	TXU Corp.	25,735,893

		57,864,553

Electrical Equipment – 0.6%
116,100	Energizer Holdings, Inc.*	7,762,446

Electronic Equipment & Instruments – 0.2%
123,200	Ingram Micro, Inc.*	2,217,600

Energy Equipment & Services – 0.3%
65,200	Dresser-Rand Group, Inc.*	1,333,340
49,900	Schlumberger Ltd.(a)	3,058,870

		4,392,210

Food & Drug Retailing – 0.5%
221,500	Safeway, Inc.(a)	6,850,995

Food Products – 2.7%
602,751	Archer-Daniels-Midland Co.	24,815,259
195,200	Kraft Foods, Inc.(a)	6,619,232
442,300	Tyson Foods, Inc.	6,515,079

		37,949,570

Healthcare Equipment & Supplies – 1.0%
364,800	Applera Corp. – Applied Biosystems Group	11,181,120
19,900	Becton, Dickinson and Co.	1,387,030
17,776	Fisher Scientific International, Inc.*	1,390,616

		13,958,766

Healthcare Providers & Services – 4.4%
522,569	AmerisourceBergen Corp.	23,076,647
71,600	Caremark Rx, Inc.	4,148,504
61,300	Express Scripts, Inc.*	5,154,104
130,000	Humana, Inc.*	7,920,900
414,000	McKesson Corp.	21,031,200

		61,331,355

Hotels, Restaurants & Leisure – 0.9%
38,941	Darden Restaurants, Inc.	1,378,511
37,400	Marriott International, Inc.	1,408,484
37,500	McDonald’s Corp.	1,346,250
287,000	Starbucks Corp.*	8,899,870

		13,033,115

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Household Products – 1.5%
117,263	Colgate-Palmolive Co.	$7,019,363
220,569	Procter & Gamble Co.	13,653,221

		20,672,584

Industrial Conglomerates – 3.3%
952,320	General Electric Co.	32,436,019
196,412	Reynolds American, Inc.(a)	12,780,529

		45,216,548

Insurance – 6.1%
135,227	AMBAC Financial Group, Inc.	11,709,306
594,600	Genworth Financial, Inc.	20,472,078
628,988	Loews Corp.	24,203,459
263,221	MBIA, Inc.(a)	16,222,310
102,600	Radian Group, Inc.	6,143,688
123,000	The Chubb Corp.	6,169,680

		84,920,521

Internet Software & Services – 1.6%
58,900	Google, Inc.*	22,295,417

IT Consulting & Services – 1.9%
482,018	Computer Sciences Corp.*	22,838,013
89,400	First Data Corp.	3,841,518

		26,679,531

Machinery – 0.2%
62,580	Illinois Tool Works, Inc.	2,747,262

Media – 6.5%
782,281	CBS Corp. Class B	22,334,123
485,783	Clear Channel Communications, Inc.	14,107,138
70,500	The McGraw-Hill Companies, Inc.	3,941,655
666,132	The Walt Disney Co.	19,750,814
1,795,258	Time Warner, Inc.	29,837,188

		89,970,918

Metals & Mining – 0.1%
26,700	Newmont Mining Corp.	1,368,375

Multiline Retail – 0.8%
240,250	Costco Wholesale Corp.	11,241,297

Oil & Gas – 9.6%
53,504	Anadarko Petroleum Corp.	2,509,873
20,200	Apache Corp.	1,318,656
407,744	Devon Energy Corp.(a)	25,479,922
19,337	EOG Resources, Inc.	1,253,424
1,020,216	Exxon Mobil Corp.	69,038,017
235,400	Sunoco, Inc.	16,927,614
53,367	Ultra Petroleum Corp.*	2,649,138
313,900	XTO Energy, Inc.	14,367,203

		133,543,847

Pharmaceuticals – 6.5%
29,000	Forest Laboratories, Inc.*	1,449,420
41,437	Johnson & Johnson	2,679,317
660,745	Merck & Co., Inc.	26,793,210
1,660,615	Pfizer, Inc.	45,766,549
259,800	Wyeth	12,652,260

		89,340,756

Real Estate – 1.1%
32,500	Archstone-Smith Trust (REIT)	1,728,350
163,900	Equity Office Properties Trust (REIT)	6,079,051
33,800	Kimco Realty Corp. (REIT)	1,404,390
88,383	New Century Financial Corp. (REIT)(a)	3,421,306
18,800	SL Green Realty Corp.	2,097,328

		14,730,425

Road & Rail – 1.7%
343,200	CSX Corp.	10,371,504
111,600	Norfolk Southern Corp.	4,768,668
97,830	Union Pacific Corp.	7,860,640

		23,000,812

Semiconductor Equipment & Products – 1.8%
754,367	Texas Instruments, Inc.	24,584,821

Software – 2.6%
1,188,240	Microsoft Corp.	30,525,885
296,556	Synopsys, Inc.*	5,622,702

		36,148,587

Specialty Retail – 3.3%
542,775	AutoNation, Inc.*	10,546,118
528,431	Circuit City Stores, Inc.	12,476,256
589,787	Office Depot, Inc.*	21,727,753
69,100	United Rentals, Inc.*	1,496,706

		46,246,833

Textiles & Apparel – 0.2%
75,602	Jones Apparel Group, Inc.	2,366,343

Tobacco – 0.5%
144,200	UST, Inc.	7,622,412

Wireless Telecommunication Services – 0.2%
44,910	United States Cellular Corp.*	2,692,355

TOTAL COMMON STOCKS
(Cost $1,235,129,943)		$1,371,885,337

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Schedule of Investments (continued)
August 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.8%

Joint Repurchase Agreement Account II
$10,900,000	5.28%	09/01/2006	$10,900,000
Maturity Value: $10,901,599
(Cost $10,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,246,029,943)			$1,382,785,337

Shares	Description	Value
Securities Lending Collateral – 4.0%

55,463,875	Boston Global Investment Trust – Enhanced Portfolio	$55,463,875
(Cost $55,463,875)

TOTAL INVESTMENTS – 103.9%
(Cost $1,301,493,818)		$1,438,249,212

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.9)%		(54,242,385)

NET ASSETS – 100.0%		$1,384,006,827

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 49.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	183	September 2006	$11,946,240	$156,152

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on May 1, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs Structured Large Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured Large Cap Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested May 1, 1997 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced May 1, 1997)
Excluding sales charges	4.16%	2.85%	5.21%
Including sales charges	3.53%	1.69%	-0.57%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	3.40%	2.08%	4.40%
Including contingent deferred sales charges	3.40%	1.71%	-0.60%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.65%	2.08%	4.49%
Including contingent deferred sales charges	1.65%	2.08%	3.49%

Institutional Class (commenced May 1, 1997)	4.56%	3.27%	5.66%

Service Class (commenced May 1, 1997)	4.06%	2.79%	5.39%

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 97.8%

Aerospace & Defense – 4.5%
170,600	Northrop Grumman Corp.	$11,397,786
260,050	The Boeing Co.	19,477,745
126,600	United Technologies Corp.	7,939,086

		38,814,617

Auto Components – 0.3%
52,600	Autoliv, Inc.	2,972,952

Banks – 1.9%
21,200	Bank of America Corp.	1,091,164
451,500	Wells Fargo & Co.	15,689,625

		16,780,789

Beverages – 0.1%
12,000	PepsiCo., Inc.	783,360

Biotechnology – 3.4%
273,500	Amgen, Inc.*	18,578,855
31,800	Biogen Idec, Inc.*	1,403,652
14,000	Cephalon, Inc.*	798,280
107,250	Genentech, Inc.*	8,850,270

		29,631,057

Chemicals – 2.2%
31,800	Ashland, Inc.	2,007,852
355,600	Monsanto Co.	16,869,664

		18,877,516

Commercial Services & Supplies – 2.2%
31,400	CSG Systems International, Inc.*	845,288
108,100	Global Payments, Inc.	4,113,205
196,300	Manpower, Inc.	11,603,293
40,200	MoneyGram International, Inc.	1,262,280
21,600	The Brink’s Co.	1,230,552

		19,054,618

Communications Equipment – 3.9%
1,417,600	Cisco Systems, Inc.*	31,173,024
119,900	Motorola, Inc.	2,803,262

		33,976,286

Computers & Peripherals – 4.3%
602,650	Hewlett-Packard Co.	22,032,884
10,700	International Business Machines Corp.	866,379
88,100	Lexmark International, Inc.*	4,939,767
520,900	Western Digital Corp.*	9,532,470

		37,371,500

Diversified Financials – 2.9%
193,300	AmeriCredit Corp.*(a)	4,540,617
24,900	Ameriprise Financial, Inc.	1,138,677
146,700	Countrywide Financial Corp.	4,958,460
258,500	E*Trade Financial Corp.*	6,098,015
41,952	Moody’s Corp.	2,566,623
61,500	SEI Investments Co.	3,138,960
63,800	T. Rowe Price Group, Inc.	2,811,028

		25,252,380

Diversified Telecommunication Services – 1.0%
117,100	CenturyTel, Inc.	4,662,922
63,107	Embarq Corp.*	2,975,495
77,347	Sprint Nextel Corp.	1,308,711

		8,947,128

Electric Utilities – 2.3%
115,200	PG&E Corp.	4,830,336
226,400	TXU Corp.	14,989,944

		19,820,280

Electrical Equipment – 1.6%
72,000	Emerson Electric Co.	5,914,800
112,500	Energizer Holdings, Inc.*	7,521,750

		13,436,550

Electronic Equipment & Instruments – 1.7%
71,400	Agilent Technologies, Inc.*	2,296,224
128,800	Arrow Electronics, Inc.*	3,593,520
72,200	Ingram Micro, Inc.*	1,299,600
64,700	PerkinElmer, Inc.	1,192,421
30,300	Tech Data Corp.*	1,057,167
40,600	Tektronix, Inc.	1,150,604
101,800	Waters Corp.*	4,341,770

		14,931,306

Energy Equipment & Services – 0.6%
86,100	BJ Services Co.	2,954,091
46,000	Tidewater, Inc.	2,190,060

		5,144,151

Food & Drug Retailing – 0.6%
117,600	Safeway, Inc.	3,637,368
61,300	The Kroger Co.	1,459,553

		5,096,921

Food Products – 1.8%
324,700	Archer-Daniels-Midland Co.	13,367,899
144,600	Tyson Foods, Inc.(a)	2,129,958

		15,497,857

Healthcare Equipment & Supplies – 2.5%
397,900	Applera Corp. – Applied Biosystems Group	12,195,635
55,000	Becton, Dickinson and Co.	3,833,500
37,600	Dade Behring Holdings, Inc.	1,522,424
88,500	Medtronic, Inc.	4,150,650

		21,702,209

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Healthcare Providers & Services – 6.1%
309,000	AmerisourceBergen Corp.	$13,645,440
21,500	Caremark Rx, Inc.	1,245,710
152,900	Express Scripts, Inc.*	12,855,832
169,500	Humana, Inc.*	10,327,635
265,000	McKesson Corp.	13,462,000
18,900	Sierra Health Services, Inc.*	810,810

		52,347,427

Hotels, Restaurants & Leisure – 3.4%
134,800	Darden Restaurants, Inc.	4,771,920
288,406	Marriott International, Inc.	10,861,370
446,000	Starbucks Corp.*	13,830,460

		29,463,750

Household Durables – 0.1%
14,200	Toro Co.	568,142

Household Products – 0.3%
39,500	Colgate-Palmolive Co.	2,364,470

Industrial Conglomerates – 2.0%
476,600	General Electric Co.	16,232,996
31,100	Tyco International Ltd.	813,265

		17,046,261

Insurance – 3.5%
39,700	AMBAC Financial Group, Inc.	3,437,623
358,400	Loews Corp.	13,791,232
163,048	MBIA, Inc.	10,048,648
17,200	Radian Group, Inc.	1,029,936
60,600	W.R. Berkley Corp.	2,121,000

		30,428,439

Internet Software & Services – 1.2%
20,575	Google, Inc.*	7,788,255
132,900	McAfee, Inc.*	3,024,804

		10,813,059

IT Consulting & Services – 2.3%
15,900	Automatic Data Processing, Inc.	750,480
246,250	Computer Sciences Corp.*	11,667,325
47,200	Electronic Data Systems Corp.	1,124,776
145,300	First Data Corp.	6,243,541

		19,786,122

Machinery – 0.7%
34,800	Caterpillar, Inc.	2,308,980
67,300	Terex Corp.*	2,956,489
25,100	Timken Co.	804,204

		6,069,673

Marine – 0.2%
25,900	Overseas Shipholding Group, Inc.	1,727,530

Media – 6.4%
468,059	CBS Corp. Class B	13,363,084
362,700	Clear Channel Communications, Inc.	10,532,808
128,600	The McGraw-Hill Companies., Inc.	7,190,026
326,900	The Walt Disney Co.	9,692,585
850,000	Time Warner, Inc.	14,127,000

		54,905,503

Metals & Mining – 0.2%
34,800	Newmont Mining Corp.	1,783,500

Multiline Retail – 3.1%
302,200	Costco Wholesale Corp.	14,139,938
116,100	Dillard’s, Inc.	3,619,998
199,600	Wal-Mart Stores, Inc.	8,926,112

		26,686,048

Oil & Gas – 3.5%
109,700	Devon Energy Corp.	6,855,153
22,800	EOG Resources, Inc.	1,477,896
41,700	Exxon Mobil Corp.	2,821,839
116,050	Sunoco, Inc.	8,345,156
37,300	Valero Energy Corp.	2,141,020
179,400	XTO Energy, Inc.	8,211,138

		29,852,202

Pharmaceuticals – 6.6%
37,500	Endo Pharmaceuticals Holdings, Inc.*	1,238,625
100,400	Hospira, Inc.*	3,677,652
419,400	Johnson & Johnson	27,118,404
339,700	Merck & Co., Inc.	13,774,835
52,600	Mylan Laboratories, Inc.	1,068,832
338,300	Pfizer, Inc.	9,323,548
17,900	Wyeth	871,730

		57,073,626

Real Estate – 1.3%
55,900	Jones Lang LaSalle, Inc.	4,654,234
69,900	New Century Financial Corp. (REIT)(a)	2,705,829
32,400	SL Green Realty Corp.	3,614,544

		10,974,607

Road & Rail – 3.2%
470,700	CSX Corp.	14,224,554
284,000	Norfolk Southern Corp.	12,135,320
15,600	Union Pacific Corp.	1,253,460

		27,613,334

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Semiconductor Equipment & Products – 3.9%
59,100	Advanced Micro Devices, Inc.*	$1,476,909
257,500	Freescale Semiconductor, Inc. Class B*	7,959,325
41,350	Intel Corp.	807,979
95,200	LSI Logic Corp.*	766,360
141,900	Micron Technology, Inc.*	2,452,032
614,500	Texas Instruments, Inc.	20,026,555

		33,489,160

Software – 7.0%
449,700	Cadence Design Systems, Inc.*	7,388,571
59,200	Fair Isaac Corp.	2,072,592
66,400	Intuit Inc.*	2,006,608
1,664,500	Microsoft Corp.	42,761,005
192,500	Red Hat, Inc.*	4,473,700
85,100	Synopsys, Inc.*	1,613,496

		60,315,972

Specialty Retail – 3.5%
230,100	AutoNation, Inc.*	4,470,843
469,623	Circuit City Stores, Inc.	11,087,799
365,900	Office Depot, Inc.*	13,479,756
51,000	United Rentals, Inc.*	1,104,660

		30,143,058

Textiles & Apparel – 0.2%
59,400	Jones Apparel Group, Inc.	1,859,220

Tobacco – 1.1%
10,050	Altria Group, Inc.	839,477
160,600	UST, Inc.	8,489,316

		9,328,793

Trading Companies & Distributors – 0.1%
26,400	MSC Industrial Direct Co., Inc.	1,039,104

Wireless Telecommunication Services – 0.1%
18,900	Leap Wireless International, Inc.*	874,314
9,400	Telephone & Data Systems, Inc. Special Shares	385,212

		1,259,526

TOTAL COMMON STOCKS
(Cost $795,279,091)		$845,030,003

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.6%

Joint Repurchase Agreement Account II
$13,700,000	5.28%	09/01/2006	$13,700,000
Maturity Value: $13,702,010
(Cost $13,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $808,979,091)			$858,730,003

Shares	Description	Value
Securities Lending Collateral – 0.9%

7,559,200	Boston Global Investment Trust – Enhanced Portfolio	$7,559,200
(Cost $7,559,200)

TOTAL INVESTMENTS – 100.3%
(Cost $816,538,291)		$866,289,203

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(2,437,651)

NET ASSETS – 100.0%		$863,851,552

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 49.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	249	September 2006	$16,254,720	$49,475

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs Structured Small Cap Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured Small Cap Equity Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced August 15, 1997)
Excluding sales charges	7.54%	10.26%	2.42%
Including sales charges	6.88%	9.02%	-3.24%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.75%	9.45%	1.66%
Including contingent deferred sales charges	6.75%	9.09%	-3.42%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.77%	9.43%	1.65%
Including contingent deferred sales charges	6.77%	9.43%	0.63%

Institutional Class (commenced August 15, 1997)	7.96%	10.68%	2.77%

Service Class (commenced August 15, 1997)	7.44%	10.16%	2.30%

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 100.0%

Aerospace & Defense – 2.3%
69,800	AAR Corp.*	$1,557,238
28,000	Curtiss-Wright Corp.	870,520
82,500	Kaman Corp.	1,477,575
24,500	Ladish Co., Inc.*	856,765
92,650	Triumph Group, Inc.*	4,072,894
155,350	United Industrial Corp.(a)	8,368,704

		17,203,696

Air Freight & Couriers – 0.2%
50,200	EGL, Inc.*	1,534,614

Auto Components – 0.5%
197,700	ArvinMeritor, Inc.	2,935,845
14,300	Autoliv, Inc.	808,236

		3,744,081

Banks – 8.7%
43,400	Accredited Home Lenders Holding Co.*	1,385,762
39,650	Bank of Hawaii Corp.	1,935,713
24,900	Bank of the Ozarks, Inc.	794,808
130,600	BankUnited Financial Corp.	3,365,562
63,900	Brookline Bancorp, Inc.	853,065
6,609	Cascade Bancorp	234,884
74,731	Cathay General Bancorp.	2,786,719
24,800	Central Pacific Financial Corp.	897,512
71,700	City National Corp.	4,717,860
167,300	Corus Bankshares, Inc.(a)	3,648,813
39,500	Downey Financial Corp.	2,424,905
38,850	First Charter Corp.	943,667
12,750	First Citizens BancShares, Inc.	2,496,450
49,200	First Indiana Corp.	1,202,940
3,741	First Regional Bancorp*	105,683
60,300	FirstFed Financial Corp.*(a)	3,066,858
20,675	IBERIABANK Corp.	1,205,352
21,111	Intervest Bancshares Corp.*	887,084
57,200	Mercantile Bankshares Corp.	2,112,396
29,000	Mid-State Bancshares	785,030
131,400	Nara Bancorp, Inc.	2,430,900
37,700	Pacific Capital Bancorp.	1,054,092
122,210	PFF Bancorp, Inc.	4,410,559
29,598	Preferred Bank	1,658,968
27,100	PrivateBancorp, Inc.	1,203,240
53,200	Provident Financial Services, Inc.	992,180
98,000	Republic Bancorp, Inc.	1,267,140
56,500	Signature Bank*	1,856,025
42,500	Sterling Bancshares, Inc.	881,450
25,700	Sterling Financial Corp.	849,642
45,500	Summit Bancshares, Inc.	1,290,380
30,400	Susquehanna Bancshares, Inc.	743,888
49,382	SVB Financial Group*	2,231,573
18,100	Tompkins Trustco, Inc.	811,966
23,280	TriCo Bancshares	573,386
39,700	Trustmark Corp.	1,253,329
56,500	Umpqua Holdings Corp.	1,546,405
46,400	United Community Financial Corp.	589,744
21,100	Whitney Holding Corp.	742,087
38,900	Wilmington Trust Corp.	1,713,545
115,000	Wilshire Bancorp, Inc.	2,234,450

		66,186,012

Biotechnology – 1.6%
399,652	Alkermes, Inc.*	6,534,310
107,100	Applera Corp. – Celera Genomics Group*	1,490,832
23,183	ArQule, Inc.*	117,770
19,300	Cephalon, Inc.*	1,100,486
11,500	IDEXX Laboratories, Inc.*	1,058,115
30,200	Kendle International, Inc.*	797,884
71,500	Millennium Pharmaceuticals, Inc.*	776,490

		11,875,887

Building Products – 0.3%
50,000	Universal Forest Products, Inc.	2,438,000

Chemicals – 1.6%
73,867	A. Schulman, Inc.	1,742,522
45,928	Innospec, Inc.	1,259,805
82,103	NewMarket Corp.	5,084,639
45,700	OM Group, Inc.*	1,828,000
47,600	Penford Corp.	744,464
32,900	Spartech Corp.	741,237
25,900	Stepan Co.	763,532

		12,164,199

Commercial Services & Supplies – 6.5%
86,486	Administaff, Inc.	2,988,091
1,100	Amrep Corp.*	47,597
205,384	Arbitron, Inc.	7,706,008
57,100	Bowne & Co., Inc.	880,482
36,900	Cenveo, Inc.*	774,900
47,700	Consolidated Graphics, Inc.*	2,965,986
85,200	Convergys Corp.*	1,778,124
11,682	CPI Corp.	460,621
320,400	CSG Systems International, Inc.*(a)	8,625,168
44,700	Global Payments, Inc.	1,700,835
28,200	ICT Group, Inc.*	816,390
3,892	Lightbridge, Inc.*	46,315
54,227	NCO Group, Inc.*	1,420,747
88,900	PHH Corp.*	2,232,279
77,800	Pre-Paid Legal Services, Inc.(a)	2,922,168
56,202	SITEL Corp.*	168,606
527,206	Spherion Corp.*	3,938,229
70,500	StarTek, Inc.	801,585
51,400	TeleTech Holdings, Inc.*	776,140
36,600	The Brink’s Co.	2,085,102

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Commercial Services & Supplies – (continued)
82,000	The Standard Register Co.	$1,052,060
125,929	Volt Information Sciences, Inc.*	5,369,613

		49,557,046

Communications Equipment – 2.2%
52,225	Anaren, Inc.*	1,178,196
950,400	Brocade Communications Systems, Inc.*	5,892,480
75,700	DSP Group, Inc.*	1,852,379
68,500	InterDigital Communications Corp.*	2,276,255
217,300	Polycom, Inc.*	5,169,567
90,898	Symmetricom, Inc.*	678,099

		17,046,976

Computers & Peripherals – 1.3%
226,600	Hypercom Corp.*	2,116,444
162,836	Intergraph Corp.*	6,083,553
61,300	Synaptics, Inc.*(a)	1,550,277

		9,750,274

Construction & Engineering – 1.1%
157,100	EMCOR Group, Inc.*	8,709,624

Distributors – 0.5%
227,370	Brightpoint, Inc.*	3,783,437
200	The Andersons, Inc.	8,202

		3,791,639

Diversified Financials – 3.7%
72,900	Cash America International, Inc.	2,687,823
223,400	CBIZ, Inc.*(a)	1,742,520
139,198	CompuCredit Corp.*(a)	4,057,622
90,732	EZCORP, Inc.*	3,563,046
171,000	First Cash Financial Services, Inc.*	3,561,930
56,750	Investment Technology Group, Inc.*	2,622,417
24,000	Jackson Hewitt Tax Service, Inc.	758,400
63,400	Knight Capital Group, Inc.*	1,106,964
13,600	Piper Jaffray Cos., Inc.*	796,688
84,195	Portfolio Recovery Associates, Inc.*(a)	3,344,225
48,409	Thomas Weisel Partners Group, Inc.*	703,383
83,400	World Acceptance Corp.*	3,333,498

		28,278,516

Diversified Telecommunication Services – 0.5%
100,741	CT Communications, Inc.	2,321,073
141,500	Ditech Networks, Inc.*	1,246,615

		3,567,688

Electric Utilities – 0.8%
32,300	Alliant Energy Corp.	1,181,857
30,800	Cleco Corp.	768,768
32,000	NorthWestern Corp.	1,114,880
162,717	Reliant Energy, Inc.*	2,190,171
24,846	UIL Holdings Corp.	907,873

		6,163,549

Electrical Equipment – 1.7%
102,000	A.O. Smith Corp.	4,091,220
104,600	Encore Wire Corp.*(a)	3,928,776
37,800	General Cable Corp.*	1,456,434
6,356	Superior Essex, Inc.*	226,973
30,900	The Genlyte Group, Inc.*	2,024,877
45,600	Woodward Governor Co.	1,535,352

		13,263,632

Electronic Equipment & Instruments – 2.8%
71,100	Coherent, Inc.*	2,578,086
279,250	Exar Corp.*	3,903,915
41,000	Greatbatch, Inc.*	1,002,860
93,000	Ingram Micro, Inc.*	1,674,000
91,000	KEMET Corp.*	748,930
67,150	Methode Electronics, Inc.	533,171
231,150	Plexus Corp.*	4,581,393
148,400	Sirenza Microdevices, Inc.*(a)	1,375,668
49,100	Tech Data Corp.*	1,713,099
52,400	Teledyne Technologies, Inc.*	2,009,016
73,500	TTM Technologies, Inc.*	945,210

		21,065,348

Energy Equipment & Services – 2.4%
87,500	Input/Output, Inc.*(a)	872,375
83,550	Universal Compression Holdings, Inc.*	4,547,626
211,400	Veritas DGC, Inc.*(a)	12,593,098

		18,013,099

Food & Drug Retailing – 2.4%
109,325	Flowers Foods, Inc.	2,968,174
146,781	Longs Drug Stores Corp.	6,668,261
143,709	Performance Food Group Co.*	3,536,678
436,300	Terra Industries, Inc.*(a)	3,202,442
95,500	The Great Atlantic & Pacific Tea Co., Inc.(a)	2,189,815

		18,565,370

Food Products – 1.7%
33,200	MGP Ingredients, Inc.(a)	799,788
1,664	Pilgrim’s Pride Corp.	40,535
27,900	Ralcorp Holdings, Inc.*	1,380,213
1,579	Seaboard Corp.	2,210,600
40,800	Sensient Technologies Corp.	820,896
173,625	USANA Health Sciences, Inc.*(a)	7,771,455

		13,023,487

Gas Utilities – 0.0%
5,926	Nicor, Inc.(a)	258,729

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Health Care Equipment & Supplies – 5.0%
24,400	Bio-Rad Laboratories, Inc.*	$1,791,204
53,463	Candela Corp.*	557,619
81,160	Haemonetics Corp.*	3,780,433
353,734	Illumina, Inc.*	11,913,761
374,025	Immucor, Inc.*	7,768,499
96,600	Molecular Devices Corp.*	2,319,366
60,900	Palomar Medical Technologies, Inc.*	2,417,730
111,000	SurModics, Inc.*(a)	3,882,780
119,900	Viasys Healthcare, Inc.*	3,179,748
21,000	Zoll Medical Corp.*	796,110

		38,407,250

Health Care Providers & Services – 4.2%
63,700	Alderwoods Group, Inc.*	1,260,623
142,900	AMERIGROUP Corp.*	4,507,066
114,400	Genesis HealthCare Corp.*	5,209,776
15,900	Magellan Health Services, Inc.*	764,313
43,300	Molina Healthcare, Inc.*	1,603,832
113,350	Odyssey HealthCare, Inc.*	1,818,134
24,300	Owens & Minor, Inc.	781,731
23,500	PAREXEL International Corp.*	777,850
22,129	Per-Se Technologies, Inc.*	504,320
80,800	PSS World Medical, Inc.*	1,567,520
148,500	Sierra Health Services, Inc.*	6,370,650
117,900	Stewart Enterprises, Inc.	681,462
199,150	Sunrise Senior Living, Inc.*	5,876,916

		31,724,193

Hotels, Restaurants & Leisure – 3.9%
69,500	Bob Evans Farms, Inc.	1,969,630
35,700	CEC Entertainment, Inc.*	1,138,116
68,700	Century Casinos, Inc.*	704,175
170,500	Choice Hotels International, Inc.	6,463,655
87,800	Landry’s Restaurants, Inc.	2,401,330
97,060	Live Nation, Inc.*	2,036,319
64,238	Lone Star Steakhouse & Saloon, Inc.	1,752,412
32,300	O’Charley’s, Inc.*	597,227
308,000	Papa John’s International, Inc.*	10,472,000
440,540	Six Flags, Inc.*(a)	2,299,619

		29,834,483

Household Durables – 1.6%
234,300	American Greetings Corp.(a)	5,745,036
106,000	Furniture Brands International, Inc.(a)	2,029,900
92,500	Kimball International, Inc. Class B	1,631,700
35,300	Lifetime Brands, Inc.	704,588
30,200	Toro Co.	1,208,302
31,147	Universal Electronics, Inc.*	560,335

		11,879,861

Insurance – 2.4%
62,300	Argonaut Group, Inc.*	1,915,725
35,881	FBL Financial Group, Inc.	1,189,814
113,000	LandAmerica Financial Group, Inc.(a)	7,146,120
29,500	Ohio Casualty Corp.	765,525
11,052	Reinsurance Group of America, Inc.	571,167
4,745	Seabright Insurance Holdings*	60,072
188,050	Stewart Information Services Corp.	6,414,386

		18,062,809

Internet & Catalog Retail – 0.0%
20,118	Systemax, Inc.*	230,351

Internet Software & Services – 3.6%
281,450	Digital Insight Corp.*	7,320,514
87,400	InfoSpace, Inc.*	1,942,902
1,055,066	RealNetworks, Inc.*	11,637,378
146,204	SonicWALL, Inc.*	1,500,053
75,500	TheStreet.com, Inc.	812,380
342,200	United Online, Inc.	3,925,034

		27,138,261

IT Consulting & Services – 1.1%
169,100	Agilysys, Inc.	2,286,232
264,400	Redback Networks, Inc.*	4,928,416
39,500	SYNNEX Corp.*	878,085

		8,092,733

Leisure Equipment & Products – 0.2%
71,700	Marvel Entertainment, Inc.*(a)	1,537,248

Machinery – 1.6%
28,500	EnPro Industries, Inc.*	896,040
45,400	Insteel Industries, Inc.	946,136
58,200	NACCO Industries, Inc.	7,771,446
42,700	SPX Corp.	2,254,560

		11,868,182

Media – 0.8%
77,700	Belo Corp.	1,266,510
73,200	Catalina Marketing Corp.	2,097,180
488	Cox Radio, Inc.*	7,740
39,800	LodgeNet Entertainment Corp.*	756,598
57,300	Scholastic Corp.*	1,722,438

		5,850,466

Metals & Mining – 1.4%
331,300	Ryerson Tull, Inc.	7,016,934
323,500	USEC, Inc.	3,270,585
39,200	Wheeling-Pittsburgh Corp.*	690,704

		10,978,223

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Multi-Utilities – 0.8%
219,073	Avista Corp.	$5,310,330
34,400	Westar Energy, Inc.	839,016

		6,149,346

Multiline Retail – 1.3%
136,100	Big Lots, Inc.*	2,497,435
137,245	Dillard’s, Inc.	4,279,299
213,258	Retail Ventures, Inc.*(a)	3,055,987

		9,832,721

Office Electronics – 1.5%
787,756	IKON Office Solutions, Inc.	11,225,523

Oil & Gas – 2.9%
106,100	Berry Petroleum Co.	3,313,503
139,651	Holly Corp.	6,398,809
258,400	Swift Energy Co.*	11,307,584
65,706	TransMontaigne, Inc.*	745,106

		21,765,002

Paper & Forest Products – 0.1%
77,900	Buckeye Technologies, Inc.*	633,327

Personal Products – 0.3%
26,700	NBTY, Inc.*	850,662
175,644	Parlux Fragrances, Inc.*(a)	1,046,838

		1,897,500

Pharmaceuticals – 1.8%
287,250	Alpharma, Inc.	6,015,015
33,764	Caraco Pharmaceutical Laboratories Ltd.*	382,883
46,907	Combinatorx, Inc.*	354,148
90,800	King Pharmaceuticals, Inc.*	1,472,776
33,600	Mylan Laboratories, Inc.	682,752
26,461	New River Pharmaceuticals, Inc.*(a)	690,103
74,350	Perrigo Co.	1,200,009
118,200	Watson Pharmaceuticals, Inc.*	3,030,648

		13,828,334

Real Estate – 8.8%
1,613	Acadia Realty Trust	39,744
349,570	American Home Mortgage Investment Corp.	11,081,369
158,114	Commercial Net Lease Realty	3,516,455
56,200	Entertainment Properties Trust	2,802,132
30,510	Equity One, Inc.	767,327
289,550	FelCor Lodging Trust, Inc.	6,210,848
248,300	HRPT Properties Trust	2,880,280
46,500	Inland Real Estate Corp.	750,975
94,600	Jer Investors Trust, Inc.	1,578,874
127,974	Jones Lang LaSalle, Inc.	10,655,115
119,450	National Health Investors, Inc.	3,265,763
235,995	New Century Financial Corp. (REIT)(a)	9,135,366
135,200	NorthStar Realty Finance Corp.	1,621,048
33,625	PS Business Parks, Inc.	2,055,160
77,400	RAIT Investment Trust (REIT)	2,165,652
317,450	Senior Housing Properties Trust	6,460,108
198,300	Spirit Finance Corp. (REIT)	2,250,705

		67,236,921

Road & Rail – 1.1%
180,900	Dollar Thrifty Automotive Group, Inc.*	7,720,812
15,764	U. S. Xpress Enterprises, Inc.*	328,364
23,285	Universal Truckload Services, Inc.*	642,666

		8,691,842

Semiconductor Equipment & Products – 2.3%
981,993	Atmel Corp.*	5,666,100
831,428	Cirrus Logic, Inc.*	6,086,053
368,850	MPS Group, Inc.*	5,186,031
89,800	Virage Logic Corp.*	746,238

		17,684,422

Software – 3.5%
80,700	ANSYS, Inc.*	3,771,918
114,000	Blackbaud, Inc.	2,634,540
22,400	Fair Isaac Corp.	784,224
76,900	Mentor Graphics Corp.*	1,115,050
182,100	Merge Technologies, Inc.*(a)	1,349,361
96,100	MicroStrategy, Inc.*(a)	8,764,320
38,300	Sybase, Inc.*	883,581
146,700	Synopsys, Inc.*	2,781,432
240,889	TradeStation Group, Inc.*	3,529,024
23,300	Transaction Systems Architects, Inc.*	772,861
30,448	Witness Systems, Inc.*	494,780

		26,881,091

Specialty Retail – 4.0%
68,800	Charlotte Russe Holdings, Inc.*	1,836,960
80,500	Christopher & Banks Corp.	1,960,175
25,800	Citi Trends, Inc.*(a)	810,894
258,580	Dress Barn, Inc.*(a)	4,563,937
21,800	Group 1 Automotive, Inc.	987,540
30,054	Gymboree Corp.*	1,008,312
17,300	OfficeMax, Inc.	718,469
185,600	Payless ShoeSource, Inc.*	4,354,176
45,300	Rush Enterprises, Inc.*	792,750
144,300	Sonic Automotive, Inc.(a)	3,051,945
186,439	Stage Stores, Inc.	4,914,532
32,500	The Cato Corp.	754,975
83,800	United Auto Group, Inc.	1,711,196
120,300	United Rentals, Inc.*	2,605,698

		30,071,559

Textiles & Apparel – 2.8%
161,597	Guess?, Inc.*	6,593,158
82,500	Hartmarx Corp.*	492,525

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Textiles & Apparel – (continued)
214,400	Jones Apparel Group, Inc.	$6,710,720
80,200	Kellwood Co.	2,198,282
51,150	Perry Ellis International, Inc.*	1,379,004
174,000	Skechers U.S.A., Inc.*	3,939,360

		21,313,049

Wireless Telecommunication Services – 0.2%
37,100	Leap Wireless International, Inc.*	1,716,246

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $710,152,536)		$760,732,409

Securities Lending Collateral – 13.0%

99,117,675	Boston Global Investment Trust – Enhanced Portfolio	$99,117,675
(Cost $99,117,675)

TOTAL INVESTMENTS – 113.0%
(Cost $809,270,211)		$859,850,084

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.0)%		(98,644,076)

NET ASSETS – 100.0%		$761,206,008

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

Russell Mini 2000 Index	29	September 2006	$2,092,930	$47,852

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at NAV of the Goldman Sachs Structured International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (unhedged, with dividends reinvested) (“MSCI EAFE Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Structured International Equity Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced August 15, 1997)
Excluding sales charges	5.47%	12.09%	24.02%
Including sales charges	4.81%	10.82%	17.20%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.91%	11.44%	23.18%
Including contingent deferred sales charges	4.91%	11.17%	18.14%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.91%	11.42%	23.10%
Including contingent deferred sales charges	4.91%	11.42%	22.09%

Institutional Class (commenced August 15, 1997)	6.09%	12.70%	24.52%

Service Class (commenced August 15, 1997)	5.58%	12.14%	23.87%

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 95.5%

Australia – 1.6%
15,522	APN News & Media Ltd. (Media)	$59,073
40,111	Australia & New Zealand Banking Group Ltd. (Banks)	832,776
27,432	Australian Stock Exchange Ltd. (Diversified Financials)	690,156
595,345	AXA Asia Pacific Holdings Ltd. (Insurance)	2,967,944
95,204	CFS Gandel Retail Trust (Real Estate)	137,957
87,235	Challenger Financial Services Group Ltd. (Diversified Financials)	233,134
87,748	Coles Myer Ltd. (Food & Drug Retailing)	936,570
177,128	Commonwealth Bank of Australia (Banks)	6,172,768
213,402	Commonwealth Property Office Fund (Real Estate)	231,165
26,022	CSL Ltd. (Pharmaceuticals)	1,007,800
57,444	CSR Ltd. (Construction Materials)	137,862
217,021	DB RREEF Trust (Real Estate)	259,094
243,527	General Property Trust (Real Estate)	849,232
347,493	Goodman Fielder Ltd.* (Food Products)	561,687
117,318	Harvey Norman Holdings Ltd. (Multiline Retail)	307,651
481,121	ING Industrial Fund (Real Estate)	885,279
301,043	Investa Property Group (Real Estate)	544,236
161,958	Leighton Holdings Ltd. (Construction & Engineering)	2,447,228
62,373	Lend Lease Corp., Ltd. (Real Estate)	747,446
56,596	Mirvac Group (Real Estate)	197,363
1,584	PaperlinX Ltd. (Paper & Forest Products)	4,155
2,156	Perpetual Ltd. (Diversified Financials)	119,730
169,283	Qantas Airways Ltd. (Airlines)	443,885
99,866	QBE Insurance Group Ltd. (Insurance)	1,816,206
156,474	Rio Tinto Ltd.(a) (Metals & Mining)	8,683,850
300,494	Santos Ltd. (Oil & Gas)	2,567,289
197,301	Stockland (Real Estate)	1,089,664
561,875	Symbion Health Ltd. (Air Freight & Couriers)	1,390,882
556,284	Telstra Corp. Ltd.(a) (Diversified Telecommunication Services)	1,529,479
27,569	Westpac Banking Corp. (Banks)	491,364
104,486	Woolworths Ltd. (Food & Drug Retailing)	1,649,294

		39,992,219

Austria – 1.9%
7,346	Andritz AG (Machinery)	1,158,456
13,589	Boehler-Uddeholm AG (Metals & Mining)	731,171
4,560	Flughafen Wien AG (Transportation Infrastructure)	369,664
160,000	Oesterreichische Elektrizitaetswirtschafts AG (Verbund)(a) (Electric Utilities)	8,058,066
323,426	Telekom Austria AG (Diversified Telecommunication Services)	7,933,519
732,529	voestalpine AG(a) (Metals & Mining)	27,754,385

		46,005,261

Belgium – 3.6%
85,705	Agfa Gevaert NV (Leisure Equipment & Products)	2,010,491
51,811	Bekaert NV (Electrical Equipment)	5,084,654
2,604	Cofinimmo (Real Estate)	454,948
8,761	Compagnie Maritime Belge SA (Marine)	297,057
91,548	Delhaize Group (Food & Drug Retailing)	6,968,175
226,678	Dexia (Banks)	5,823,358
1,529,714	Fortis(a) (Diversified Financials)	59,566,001
21,015	Mobistar SA (Diversified Telecommunication Services)	1,727,780
1,039	S.A. D’ Ieteren NV (Distributors)	347,134
118,664	UCB SA(a) (Pharmaceuticals)	6,955,869

		89,235,467

Denmark – 1.0%
11,350	Bang & Olufsen A/S Class B(a) (Household Durables)	1,163,048
52,150	Carlsberg A/S Class B (Beverages)	4,052,375
443,600	Danske Bank A/S (Banks)	17,061,346
115,700	H. Lundbeck A/S(a) (Pharmaceuticals)	2,665,336

		24,942,105

France – 9.2%
320,312	Air France (Transportation - Airlines)	8,743,740
532,572	BNP Paribas SA(a) (Banks)	56,627,201
182,590	Bouygues SA (Wireless Telecommunication Services)	9,619,677

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

France – (continued)
577,776	Cap Gemini SA(a) (IT Consulting & Services)	$31,687,243
114,461	Carrefour SA (Food & Drug Retailing)	7,066,316
50,143	Casino Guichard-Perrachon SA (Food & Drug Retailing)	4,304,290
128,358	Credit Agricole SA(a) (Banks)	5,215,802
278,705	European Aeronautic Defence & Space Co.(a) (Aerospace & Defense)	8,410,603
45,900	Gaz de France (GDF)(a) (Oil & Gas)	1,708,209
86,285	Pinault-Printemps-Redoute SA(a) (Multiline Retail)	11,913,556
308,840	Publicis Groupe (Media)	12,199,654
114,246	Schneider Electric SA(a) (Electrical Equipment)	12,186,449
42,678	Societe BIC SA(a) (Commercial Services & Supplies)	2,655,944
102,305	Societe Generale Series A(a) (Banks)	16,524,510
263,541	Sodexho Alliance SA (Hotels, Restaurants & Leisure)	14,101,512
402,843	STMicroelectronics NV (Semiconductor Equipment & Products)	6,639,168
447,591	Vivendi Universal SA(a) (Media)	15,387,723

		224,991,597

Germany – 13.4%
1,081,491	BASF AG(a) (Chemicals)	89,233,529
63,236	Beiersdorf AG (Personal Products)	3,501,546
53,726	Commerzbank AG (Banks)	1,877,795
689,784	Deutsche Bank AG(a) (Banks)	78,901,340
1,882,478	Deutsche Lufthansa AG (Airlines)	37,303,630
423,942	E.ON AG (Electrical Utilities)	53,907,650
49,681	Fresenius Medical Care AG(a) (Healthcare Providers & Services)	6,546,156
43,534	Hochtief AG (Construction & Engineering)	2,479,179
233,554	Merck KGaA(a) (Pharmaceuticals)	23,191,867
155,735	Muenchener Rueckversicherungs-Gesellschaft AG(a) (Insurance)	23,480,162
245,126	ThyssenKrupp AG(a) (Metals & Mining)	8,354,969
2,074	Wincor Nixdorf AG (Computers & Peripherals)	288,920

		329,066,743

Hong Kong – 3.0%
371,000	ASM Pacific Technology Ltd. (Semiconductor Equipment & Products)	1,922,223
687,000	Boc Hong Kong Holdings Ltd. (Banks)	1,506,537
2,949,000	Cathay Pacific Airways Ltd. (Airlines)	5,500,164
526,000	Cheung Kong (Holdings) Ltd. (Real Estate)	5,809,280
1,342,000	CLP Holdings Ltd. (Electric Utilities)	8,486,093
26,000	Foxconn International Holdings Ltd.* (Wireless Telecommunication Services)	68,982
366,000	Giordano International Ltd. (Specialty Retail)	207,380
1,200,000	Henderson Land Development Co. Ltd. (Real Estate)	6,776,218
775,500	Hong Kong Electric Holdings Ltd. (Electric Utilities)	3,707,948
853,000	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	5,805,598
876,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	7,946,616
2,000	Kerry Properties Ltd. (Real Estate)	7,544
182,000	Li & Fung Ltd. (Distributors)	433,630
862,000	Link REIT (Real Estate)	1,789,575
2,857,000	New World Development Co., Ltd. (Real Estate)	5,121,203
146,000	Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	289,266
191,500	Swire Pacific Ltd. Series A (Diversified Financials)	2,100,750
581,000	Television Broadcasts Ltd. (Media)	3,297,655
362,000	Texwinca Holdings Ltd. (Textiles & Apparel)	237,596
773,600	The Bank of East Asia Ltd. (Banks)	3,440,602
2,120,000	The Wharf (Holdings) Ltd. (Real Estate)	7,158,827
209,500	Wing Hang Bank Ltd. (Banks)	2,007,248
322,000	Yue Yuen Industrial (Holdings) Ltd. (Specialty Retail)	931,499

		74,552,434

Italy – 1.7%
1,987,199	Banca Monte dei Paschi di Siena S.p.A.(a) (Banks)	12,087,707
174,671	Benetton Group S.p.A. (Textiles & Apparel)	2,613,930
411,671	Fiat S.p.A.*(a) (Automobiles)	5,900,825

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Italy – (continued)
797,025	Finmeccanica S.p.A. (Aerospace & Defense)	$17,652,814
88,369	Italcementi S.p.A.(a) (Construction Materials)	2,179,599

		40,434,875

Japan – 22.4%
41,800	Aderans Co., Ltd. (Personal Products)	1,080,563
5,600	Aisin Seiki Co., Ltd. (Auto Components)	169,251
1,013,600	Alps Electric Co., Ltd. (Electronic Equipment & Instruments)	11,323,133
786,000	AMADA Co., Ltd. (Machinery)	8,181,002
135,600	Aoyama Trading Co., Ltd. (Specialty Retail)	4,390,297
163,800	Asahi Breweries Ltd. (Beverages)	2,400,615
59,400	Autobacs Seven Co., Ltd. (Specialty Retail)	2,448,072
137,800	Canon Sales Co., Inc. (Office Electronics)	3,261,121
246,700	Canon, Inc. (Office Electronics)	12,255,632
202,000	Central Glass Co., Ltd. (Building Products)	1,123,440
254	Central Japan Railway Co. (Road & Rail)	2,743,913
836,000	Dai Nippon Printing Co., Ltd. (Commercial Services & Supplies)	12,421,157
2,900,000	Daiwa Securities Group, Inc. (Diversified Financials)	34,326,014
412	East Japan Railway Co. (Road & Rail)	3,035,895
214,000	Fuji Electric Holdings Co. Ltd. (Electrical Equipment)	1,081,447
45,800	Fuji Soft ABC, Inc. (Software)	1,344,176
365,000	Fujikura Ltd. (Electrical Equipment)	4,293,385
968,000	Gunze Ltd. (Textiles & Apparel)	5,661,051
2,410	Hakuhodo DY Holdings, Inc. (Commercial Services & Supplies)	160,982
911,000	Hankyu Department Stores, Inc.(a) (Multiline Retail)	7,222,430
151,000	Hino Motor, Ltd.(a) (Machinery)	811,790
8,300	Hitachi High-Technologies Corp. (Trading Companies & Distributors)	218,243
2,618,000	Hitachi Ltd. (Electronic Equipment & Instruments)	16,570,186
155,400	Hokkaido Electric Power Co., Inc. (Electric Utilities)	3,834,504
1,064,300	Honda Motor Co. Ltd. (Automobiles)	36,015,774
224	Japan Prime Realty Investment Corp. (Real Estate)	663,030
20	Japan Real Estate Investment Corp. (Real Estate)	172,035
25	Japan Retail Fund Investment Corp. (Real Estate)	180,312
144,000	Kamigumi Co. Ltd. (Marine)	1,150,159
116,000	Kubota Corp. (Machinery)	948,245
17,000	Kyocera Corp. (Electronic Components & Instruments)	1,462,579
17,800	Kyushu Electric Power Co., Inc. (Electric Utilities)	423,994
58,200	Lawson, Inc. (Food & Drug Retailing)	2,027,230
41,300	Leopalace21 Corp. (Real Estate)	1,457,566
608,000	Matsushita Electric Industrial Co., Ltd. (Household Durables)	12,948,469
1,325,000	Mitsubishi Chemical Holdings Corp. (Chemicals)	8,672,990
1,926,000	Mitsubishi Heavy Industries Ltd. (Machinery)	8,035,341
149	Mitsubishi Tokyo Financial Group, Inc. (Banks)	2,021,312
1,278,000	Mitsui Chemicals, Inc. (Chemicals)	8,948,777
35,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	425,092
25,400	Namco Bandai Holdings, Inc. (Leisure Equipment & Products)	398,861
184,000	Nichirei Corp. (Food Products)	1,029,165
4,000	Nintendo Co., Ltd. (Software)	817,717
85	Nippon Building Fund, Inc. (Real Estate)	832,351
379,000	Nippon Express Co. Ltd. (Road & Rail)	2,049,448
2,766,000	Nippon Oil Corp. (Oil & Gas)	20,934,623
785,000	Nippon Sheet Glass Co. Ltd. (Building Materials)	3,779,541
9,947,000	Nippon Steel Corp. (Metals & Mining)	41,393,072
6,579	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	33,142,025
821,000	Nippon Yusen Kabushiki Kaisha (Marine)	5,070,133
376,000	Nishi-Nippon City Bank Ltd. (Banks)	1,817,440
376,000	Nisshin Seifun Group, Inc. (Food Products)	4,012,148
21	Nomura Real Estate Office Fund, Inc. (Real Estate)	163,621

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
44,300	Nomura Research Institute Ltd. (IT Consulting & Services)	$5,880,224
370,000	NSK Ltd. (Machinery)	2,946,071
1,029	NTT Data Corp. (IT Consulting & Services)	4,732,111
817,000	Obayashi Corp. (Construction & Engineering)	5,645,547
2,760	OBIC Co. Ltd. (IT Consulting & Services)	553,318
477,000	Osaka Gas Co., Ltd. (Gas Utilities)	1,753,255
88,000	Pioneer Corp. (Household Durables)	1,677,755
17,100	Q.P. Corp. (Food Products)	157,029
300	Resona Holdings, Inc. (Banks)	940,792
496,000	Ricoh Co. Ltd. (Office Electronics)	9,704,328
37,400	Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	920,855
50	Sapporo Hokuyo Holdings, Inc. (Banks)	548,832
391,000	Seino Transportation Co., Ltd. (Road & Rail)	4,470,486
137,200	Shimachu Co. Ltd. (Specialty Retail)	3,852,615
230,000	Shionogi & Co., Ltd. (Pharmaceuticals)	4,127,685
2,153,000	Sompo Japan Insurance, Inc. (Insurance)	28,333,372
816,600	Sony Corp. (Household Durables)	35,421,622
190,000	Sumitomo Bakelite Co., Ltd. (Chemicals)	1,521,491
771,000	Sumitomo Chemical Co., Ltd. (Chemicals)	6,051,086
19,000	Sumitomo Corp. (Distribution/Wholesale)	255,516
1,057,100	Sumitomo Electric Industries Ltd. (Electrical Equipment)	13,596,101
2,515	Sumitomo Mitsui Financial Group, Inc. (Banks)	28,206,211
43,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	1,260,499
39,000	Suruga Bank Ltd. (Regional Banks)	492,024
77,000	Suzuken Co., Ltd. (Healthcare Providers & Services)	2,867,536
34,000	Taisho Pharmaceutical Co., Ltd. (Pharmaceuticals)	663,714
32,800	Takeda Chemical Industries Ltd. (Pharmaceuticals)	2,167,369
286,000	Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)	3,637,117
483,000	The Bank of Fukuoka Ltd. (Banks)	3,699,359
590,000	The Bank of Yokohama Ltd. (Banks)	4,641,013
245,000	The Chiba Bank Ltd. (Banks)	2,271,534
191,000	The Gunma Bank Ltd. (Banks)	1,462,575
387,000	The Sumitomo Trust & Banking Co. Ltd. (Diversified Financials)	4,098,011
62,100	Tokyo Broadcasting System, Inc. (Media)	1,390,522
18,000	Tokyo Style Co. Ltd. (Textiles & Apparel)	211,916
159,000	Tokyu Land Corp. (Real Estate)	1,380,021
894,000	Toppan Printing Co., Ltd. (Commercial Services & Supplies)	10,096,261
276,000	Toshiba Corp. (Computers & Peripherals)	1,957,640
34,000	Toyo Suisan Kaisha Ltd. (Food Products)	517,464
16,600	Uni-Charm Corp. (Household Products)	926,394
20,630	USS Co. Ltd. (Specialty Retail)	1,396,322
298	West Japan Railway Co. (Road & Rail)	1,270,130
62,200	Yamaha Corp. (Leisure Equipment & Products)	1,286,903

		550,341,975

Netherlands – 8.7%
2,812,124	Aegon NV (Insurance)	50,248,673
388,065	ASML Holding NV* (Semiconductor Equipment & Products)	8,518,850
386,713	Heineken NV(a) (Beverages)	17,931,457
3,632,535	Koninklijke (Royal) KPN NV (Diversified Telecommunication Services)	44,854,565
174,488	Koninklijke (Royal) Philips Electronics NV (Household Durables)	5,986,722
156,240	Koninklijke DSM NV (Chemicals)	6,181,194
117,916	Oce NV(a) (Office Electronics)	2,047,995
65,377	Rodamco Europe NV(a) (Real Estate)	7,062,024
634,118	Royal Dutch Shell PLC Series B (Oil & Gas)	21,866,202
410,332	TNT NV (Air Freight & Couriers)	15,434,921
1,375,908	Unilever NV (Food Products)	32,810,411
66,925	Vedior NV (Commercial Services & Supplies)	1,237,308

		214,180,322

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Norway – 5.4%
60,000	DNB NOR ASA (Banks)	$776,477
2,915,600	Norsk Hydro ASA (Oil & Gas)	75,099,413
596,300	Orkla ASA (Beverages)	29,211,686
869,300	Statoil ASA (Oil & Gas)	23,470,330
372,600	Telenor ASA (Diversified Telecommunication Services)	4,718,632

		133,276,538

Singapore – 1.4%
316,000	Allgreen Properties Ltd. (Real Estate)	292,919
220,575	Ascendas Real Estate Investment Trust (Real Estate)	288,297
1,197,000	Capitaland Ltd. (Real Estate)	3,614,130
289,000	CapitaMall Trust (Real Estate)	433,218
228,112	Cycle & Carriage Ltd. (Distributors)	1,620,852
239,000	DBS Group Holdings Ltd. (Banks)	2,728,560
237,500	Fraser and Neave Ltd. (Beverages)	599,680
1,000	Haw Par Corp. Ltd. (Industrial Conglomerates)	3,743
205,000	Keppel Corp. Ltd. (Diversified Financials)	1,952,206
169,000	Neptune Orient Lines Ltd. (Marine)	206,773
881,880	SembCorp Industries Ltd. (Construction & Engineering)	1,948,556
531,000	Singapore Airlines Ltd. (Airlines)	4,451,798
480,000	Singapore Exchange Ltd. (Diversified Financials)	1,210,649
286,000	Singapore Press Holdings Ltd. (Media)	722,677
115,000	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	213,283
1,985,780	Singapore Telecommunications Ltd. (Wireless Telecommunication Services)	3,141,917
2,896,000	ST Assembly Test Services Ltd.* (Semiconductor Equipment & Products)	1,858,381
469,000	Suntec Real Estate Investment Trust (Real Estate)	387,091
860,000	United Overseas Bank Ltd. (Banks)	8,519,490
107,200	United Overseas Land Ltd. (Hotels, Restaurants & Leisure)	213,677
294,000	Want Want Holdings Ltd. (Food Products)	440,603
50,000	Wing Tai Holdings Ltd. (Real Estate)	57,798

		34,906,298

Spain – 1.3%
926,837	Endesa SA (Electric Utilities)	32,358,247

Sweden – 1.6%
294,300	Electrolux AB – Series B(a) (Household Durables)	4,550,905
272,000	Husqvarna AB* (Consumer Durables)	2,937,021
312,000	Skanska AB Series B (Construction & Engineering)	4,915,774
14,000	SSAB Svenskt Stal AB (Metals & Mining)	269,406
479,600	Swedish Match AB Co. (Tobacco)	8,110,229
2,884,000	TeliaSonera AB(a) (Diversified Telecommunication Services)	17,843,406

		38,626,741

Switzerland – 11.3%
613,916	ABB Ltd. (Electrical Equipment)	8,169,153
216,004	Adecco SA (Commercial Services & Supplies)	12,615,051
19,677	Amcor Ltd. (Containers & Packaging)	100,750
151,316	Compagnie Financiere Richemont AG (Specialty Retail)	7,191,691
398,236	Credit Suisse Group (Banks)	22,195,852
5,606	Geberit AG (Building Products)	6,522,693
8,971	Givaudan SA (Chemicals)	7,231,228
1,459	Kuoni Reisen Holding AG* (Hotels, Restaurants & Leisure)	762,928
15,089	Nestle SA (Food Products)	5,184,137
8,793	PSP Swiss Property AG* (Real Estate)	456,892
2,701	Rieter Holding AG (Machinery)	1,161,770
564,234	Roche Holding AG (Pharmaceuticals)	103,961,024
11,972	Serono SA (Biotechnology)	8,361,706
13,764	Swatch Group AG (Textiles & Apparel)	2,682,565
53,178	Swisscom AG(a) (Diversified Telecommunication Services)	17,861,691
323,237	Zurich Financial Services AG (Insurance)	73,680,946

		278,140,077

United Kingdom – 8.0%
421,886	3i Group PLC (Diversified Financials)	7,643,298
233,768	Alliance Boots PLC (Food & Drug Retailing)	3,431,893
219,280	Amvescap PLC (Diversified Financials)	2,263,460
84,124	Anglo American PLC (Metals & Mining)	3,639,928

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
438,445	AstraZeneca PLC (Pharmaceuticals)	$28,452,283
204,110	Barclays PLC (Banks)	2,557,266
671,785	BHP Billiton PLC (Metals & Mining)	12,815,713
74,413	BP PLC ADR (Oil & Gas)	5,063,805
612,235	British Airways PLC* (Airlines)	4,788,088
2,986,971	BT Group PLC (Diversified Telecommunication Services)	14,040,292
79,735	Bunzl PLC (Trading Companies & Distributors)	990,611
429,752	Centrica PLC (Gas Utilities)	2,414,219
109,315	Compass Group PLC (Hotels, Restaurants & Leisure)	531,447
476,500	Corus Group PLC (Metals & Mining)	3,557,526
65,541	Davis Service Group PLC (Industrial Conglomerates)	604,602
2,402,348	Dixons Group PLC (Specialty Retail)	9,381,803
172,742	First Choice Holidays PLC (Hotels, Restaurants & Leisure)	698,351
499,928	HBOS PLC (Banks)	9,547,164
191,548	HSBC Holdings PLC (Banks)	3,475,932
23,120	IMI PLC (Machinery)	222,536
31,300	Inchcape PLC (Specialty Retail)	295,762
124,067	International Power PLC (Electric Utilities)	750,195
184,020	Man Group PLC (Diversified Financials)	1,479,874
264,332	Mitchells & Butler PLC (Hotels, Restaurants & Leisure)	2,816,324
18,550	Novo-Nordisk A/S (Pharmaceuticals)	1,371,561
286,183	Rolls-Royce Group PLC* (Aerospace & Defense)	2,377,863
2,898,856	Royal & Sun Alliance Insurance Group PLC (Insurance)	7,643,914
476,833	Royal Bank of Scotland Group PLC (Banks)	16,174,132
298,450	Royal Dutch Shell PLC Series B (Oil & Gas)	10,667,841
117,017	Royal Dutch Shell PLC ADR (Oil & Gas)	8,373,736
60,760	Schroders PLC (Diversified Financials)	1,051,015
331,939	Tate & Lyle PLC (Food Products)	4,627,893
350,915	Trinity Mirror PLC (Media)	3,044,355
460,072	Unilever PLC (Personal Products)	10,998,716
131,983	United Business Media PLC (Media)	1,550,855
733,401	WPP Group PLC (Commercial Services & Supplies)	8,937,153

		198,281,406

TOTAL COMMON STOCKS
(Cost $2,054,708,436)		$2,349,332,305

Units	Expiration Month	Value
Warrant*(a) – 0.0%

Swisscom AG
53,178	09/2006	$135,229
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.3%

State Street Bank & Trust Euro – Time Deposit
$80,657,000	4.85%	09/01/2006	$80,657,000
(Cost $80,657,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $2,135,365,436)			$2,430,124,534

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Securities Lending Collateral – 6.7%

165,387,503	Boston Global Investment Trust – Enhanced Portfolio	$165,387,503
(Cost $165,387,503)

TOTAL INVESTMENTS – 105.5%
(Cost $2,300,752,939)		$2,595,512,037

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.5)%		(135,956,697)

NET ASSETS – 100.0%		$2,459,555,340

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

As a % of
Net Assets
Investments Industry Classifications†

Aerospace & Defense	1.2%
Air Freight & Couriers	0.7
Airlines	2.5
Automobiles	1.7
Banks	13.0
Beverages	2.2
Biotechnology	0.3
Building Products	0.5
Chemicals	5.2
Commercial Services & Supplies	2.0
Computers & Peripherals	0.1
Construction & Engineering	0.7
Construction Materials	0.1
Consumer Durables	0.1
Distributors	0.1
Diversified Financials	5.0
Diversified Telecommunication Services	5.8
Electric Utilities	4.5
Electrical Equipment	1.8
Electronic Equipment & Instruments	1.2
Food & Drug Retailing	1.1
Food Products	2.0
Gas Utilities	0.2
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	0.8
Household Durables	2.5
Industrial Conglomerates	0.3
Insurance	7.7
IT Consulting & Services	1.7
Leisure Equipment & Products	0.1
Machinery	1.0
Marine	0.3
Media	1.5
Metals & Mining	4.4
Multiline Retail	0.8
Office Electronics	1.1
Oil & Gas	6.9
Personal Products	0.6
Pharmaceuticals	7.2
Real Estate	2.1
Road & Rail	0.6
Semiconductor Equipment & Products	0.8
Short-term Investments*	10.0
Software	0.1
Specialty Retail	1.2
Textiles & Apparel	0.5
Tobacco	0.3
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.5

TOTAL INVESTMENTS	105.5%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

*	Short-term investments include short-term obligations and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At August 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

FTSE 100 Index	272	September 2006	$30,574,338	$1,971
SPI 200 Index	81	September 2006	7,891,229	122,446
Hang Seng Index	22	September 2006	2,457,912	57,585
40 S&P/MIB Index	15	September 2006	3,653,486	52,965
DAX Index	26	September 2006	4,880,731	54,545
Dow Jones Euro Stoxx 50 Index	406	September 2006	19,817,590	211,146
CAC 40 – 10 EURO Index	84	September 2006	5,560,548	52,636
IBEX 35 Index	17	September 2006	2,648,175	25,610
TOPIX Index	177	September 2006	24,643,852	375,527

			$102,127,861	$954,431

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Structured Large Cap Value	$32,400,000

Structured U.S. Equity	10,900,000

Structured Large Cap Growth	13,700,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,000,000,000	5.28%	09/01/2006	$3,000,440,000

Barclays Capital PLC	3,000,000,000	5.28	09/01/2006	3,000,440,000

Credit Suisse First Boston LLC	1,400,000,000	5.28	09/01/2006	1,400,205,333

Deutsche Bank Securities, Inc.	1,915,000,000	5.29	09/01/2006	1,915,281,399

Greenwich Capital Markets	300,000,000	5.28	09/01/2006	300,044,000

Merrill Lynch	500,000,000	5.28	09/01/2006	500,073,333

Morgan Stanley & Co.	1,000,000,000	5.28	09/01/2006	1,000,146,667

UBS Securities LLC	2,373,000,000	5.28	09/01/2006	2,373,348,040

Wachovia Capital Markets	250,000,000	5.28	09/01/2006	250,036,667

TOTAL	$13,738,000,000			$13,740,015,439

At August 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 6.35%, due 09/01/2006 to 06/29/2016; Federal Home Loan Mortgage Association, 2.63% to 14.00%, due 01/01/2007 to 09/01/2036; and Federal National Mortgage Association, 0.00% to 14.00%, due 10/01/2006 to 09/01/2036. The aggregate market value of the collateral, including accrued interest, was $13,996,119,280.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2006

Structured Large
Cap Value Fund

Assets:

Investments in securities, at value (identified cost $1,091,049,909, $1,246,029,943, $808,979,091, $710,152,536 and $2,135,365,436, respectively) — (including $8,751,070, $54,679,277, $7,308,853, $96,698,231 and $156,553,089 of securities on loan, respectively)	$1,186,235,705
Foreign currencies, at value (identified cost $2,033,877, Structured International Equity only)	—
Securities lending collateral, at value (cost $9,095,250, $55,463,875, $7,559,200, $99,117,675 and $165,387,503, respectively)	9,095,250
Cash(a)	4,522,347
Receivables:
Fund shares sold	6,192,828
Dividends and interest, at value	3,316,432
Due from broker/variation margin(b)	15,504
Investment securities sold, at value	—
Reimbursement from adviser	43,122
Foreign tax reclaims, at value	—
Securities lending income	2,047
Other assets	4,700

Total assets	1,209,427,935

Liabilities:

Payables:
Payable upon return of securities loaned	9,095,250
Fund shares repurchased	2,368,204
Investment securities purchased	—
Amounts owed to affiliates	690,431
Due to broker/variation margin	—
Accrued expenses	173,207

Total liabilities	12,327,092

Net Assets:

Paid-in capital	1,055,313,389
Accumulated undistributed net investment income	2,711,472
Accumulated net realized gain (loss) on investment, futures and foreign currency transactions	43,727,784
Net unrealized gain on investments, futures and translation of assets denominated in foreign currencies	95,348,198

NET ASSETS	$1,197,100,843

Net Assets:
Class A	$438,245,063
Class B	19,200,242
Class C	22,767,573
Institutional	715,190,664
Service	1,697,301

Shares Outstanding:
Class A	31,316,077
Class B	1,383,154
Class C	1,638,415
Institutional	51,101,465
Service	120,753

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	85,559,864

Net asset value, offering and redemption price per share:(c)
Class A	$13.99
Class B	13.88
Class C	13.90
Institutional	14.00
Service	14.06

(a)	Includes restricted cash of $4,440,000, $1,225,000, $1,714,300 and $1,120,000, respectively for the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds relating to initial margin requirements on futures transactions.
(b)	Includes $4,964,821 for the Structured International Equity Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, and Structured International Equity Funds is $14.80, $33.64, $13.97, $14.56 and $15.12, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S.	Structured Large	Structured Small	Structured International
Equity Fund	Cap Growth Fund	Cap Equity Fund	Equity Fund

$1,382,785,337	$858,730,003	$760,732,409	$2,430,124,534
—	—	—	2,030,724
55,463,875	7,559,200	99,117,675	165,387,503
1,255,099	1,762,122	2,025,906	962
1,583,615	3,236,018	2,145,768	15,316,945
3,231,402	1,422,769	350,152	4,295,280
4,575	6,613	—	11,003,946
—	—	3,643,855	181,959
64,844	48,759	76,543	242,816
—	—	—	403,561
6,244	1,385	90,269	121,265
5,299	3,869	3,135	6,918

1,444,400,290	872,770,738	868,185,712	2,629,116,413

55,463,875	7,559,200	99,117,675	165,387,503
3,553,123	625,789	1,188,037	1,916,830
—	—	5,779,992	—
951,181	549,995	651,504	1,904,553
—	—	1,160	—
425,284	184,202	241,336	352,187

60,393,463	8,919,186	106,979,704	169,561,073

1,219,511,120	1,068,860,429	665,585,859	2,024,920,051
9,432,894	2,753,041	2,959,402	32,130,286
18,151,267	(257,562,305)	42,033,022	106,773,717
136,911,546	49,800,387	50,627,725	295,731,286

$1,384,006,827	$863,851,552	$761,206,008	$2,459,555,340

$611,999,464	$310,385,872	$185,507,741	$739,860,622
78,109,902	41,946,531	16,196,695	10,306,333
36,628,284	22,810,847	25,898,922	7,110,260
644,250,108	488,448,022	504,101,562	1,661,908,866
13,019,069	260,280	29,501,088	40,369,259

19,250,586	23,521,286	13,482,194	51,785,036
2,610,560	3,401,175	1,276,571	731,696
1,230,033	1,849,209	2,033,633	504,790
19,835,225	35,974,280	35,416,672	113,883,608
413,263	19,868	2,170,456	2,820,399

43,339,667	64,765,818	54,379,526	169,725,529

$31.79	$13.20	$13.76	$14.29
29.92	12.33	12.69	14.09
29.78	12.34	12.74	14.09
32.48	13.58	14.23	14.59
31.50	13.10	13.59	14.31

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2006

Structured Large Cap
Value Fund(a)

Investment income:

Dividends(b)	$18,569,080
Interest (including securities lending income of $27,282, $45,910, $40,711, $672,963 and $1,858,889, respectively)	1,141,886

Total income	19,710,966

Expenses:

Management fees	5,176,467
Distribution and service fees(c)	1,112,132
Transfer Agent fees(c)	826,816
Custody and accounting fees	198,682
Printing fees	74,832
Registration fees	77,970
Service share fees	3,093
Professional fees	49,532
Trustee fees	15,230
Other	57,586

Total expenses	7,592,340

Less — expense reductions	(892,304)

Net expenses	6,700,036

NET INVESTMENT INCOME	13,010,930

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	59,006,822
Futures transactions	(313,141)
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	33,043,082
Futures	349,761
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain on investment, futures and foreign currency related transactions	92,086,524

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,097,454

(a)	Effective December 30, 2005, the CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, and CORE International Equity Fund changed their names to Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, and Structured International Equity Fund, respectively.
(b)	For the Structured Small Cap Equity and Structured International Equity Funds, foreign taxes withheld on dividends were $1,453 and $4,762,928, respectively.
(c)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Structured Large Cap Value	$699,776	$195,428	$216,928	$531,830	$37,131	$41,216	$216,392	$247
Structured U.S. Equity	1,324,785	909,705	377,591	1,006,836	172,844	71,742	150,076	4,395
Structured Large Cap Growth	555,144	535,270	265,750	421,909	101,701	50,493	148,420	99
Structured Small Cap Equity	443,067	179,952	269,567	336,730	34,191	51,218	159,361	14,364
Structured International Equity	1,174,234	91,706	58,743	892,418	17,424	11,161	458,382	12,567
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S.	Structured Large Cap	Structured Small Cap	Structured International
Equity Fund(a)	Growth Fund(a)	Equity Fund(a)	Equity Fund(a)

$18,208,337	$7,728,886	$7,186,652	$42,104,316
465,974	865,289	1,142,370	5,671,122

18,674,311	8,594,175	8,329,022	47,775,438

6,790,112	4,377,474	5,580,026	13,840,653
2,612,081	1,356,164	892,586	1,324,683
1,405,893	722,622	595,864	1,391,952
212,103	171,802	204,845	942,061
90,105	62,712	64,984	151,530
75,006	60,536	65,001	121,308
54,938	1,242	179,551	157,089
66,532	58,841	49,932	55,994
15,230	15,230	15,230	15,230
121,636	73,435	88,730	64,392

11,443,636	6,900,058	7,736,749	18,064,892

(1,628,072)	(1,059,584)	(621,207)	(1,534,878)

9,815,564	5,840,474	7,115,542	16,530,014

8,858,747	2,753,701	1,213,480	31,245,424

71,738,092	24,962,984	63,020,041	125,225,093
(36,059)	(320,231)	203,499	4,205,562
—	—	—	1,246,889

9,763,484	5,636,127	(56,782,492)	181,272,428
137,231	79,636	(30,142)	650,443
—	—	—	6,093

81,602,748	30,358,516	6,410,906	312,606,508

$90,461,495	$33,112,217	$7,624,386	$343,851,932

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statements of Changes in Net Assets

	Structured Large Cap Value Fund(a)		Structured U.S. Equity Fund(a)

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

From operations:

Net investment income (loss)	$13,010,930	$4,870,818	$8,858,747	$7,033,430
Net realized gain from investment transactions, futures and foreign currency related transactions	58,693,681	25,961,507	71,702,033	104,510,572
Payments by affiliates to reimburse certain security claims	—	18,876	—	23,962
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	33,392,843	33,596,127	9,900,715	(13,872,021)

Net increase in net assets resulting from operations	105,097,454	64,447,328	90,461,495	97,695,943

Distributions to shareholders:

From net investment income
Class A Shares	(2,873,123)	(1,025,718)	(1,716,964)	(3,420,217)
Class B Shares	(44,614)	(11,169)	—	(41,912)
Class C Shares	(56,450)	(14,127)	—	(52,661)
Institutional Shares	(7,678,282)	(2,753,498)	(1,696,849)	(1,704,060)
Service Shares	(4,076)	(4,526)	(30,886)	(71,315)
From net realized gains
Class A Shares	(4,285,315)	(2,342,830)	—	—
Class B Shares	(363,911)	(451,577)	—	—
Class C Shares	(405,173)	(405,671)	—	—
Institutional Shares	(9,199,305)	(3,867,997)	—	—
Service Shares	(11,795)	(12,197)	—	—

Total distributions to shareholders	(24,922,044)	(10,889,310)	(3,444,699)	(5,290,165)

From share transactions:

Net proceeds from sales of shares	928,703,576	316,236,675	298,683,756	166,333,532
Proceeds received in connection with mergers	—	—	317,455,844	125,038,947
Reinvestment of dividends and distributions	24,360,857	10,736,120	2,815,736	5,032,901
Cost of shares repurchased	(449,399,467)	(99,518,657)	(226,017,702)	(187,054,388)

Net increase in net assets resulting from share transactions	503,664,966	227,454,138	392,937,634	109,350,992

TOTAL INCREASE	583,840,376	281,012,156	479,954,430	201,756,770

Net assets:

Beginning of year	613,260,467	332,248,311	904,052,397	702,295,627

End of year	$1,197,100,843	$613,260,467	$1,384,006,827	$904,052,397

Accumulated undistributed net investment income	$2,711,472	$923,423	$9,432,894	$4,018,983

(a)	Effective December 30, 2005, the CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund and CORE International Equity Fund changed their names to Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and the Structured International Equity Fund, respectively.
(b)	Net of $12,509 in redemption fees remitted to the Structured International Equity Fund.
(c)	Net of $6,445 in redemption fees remitted to the Structured International Equity Fund.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured Large Cap Growth Fund(a)		Structured Small Cap Equity Fund(a)		Structured International Equity Fund(a)

For the	For the	For the	For the	For the		For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006		August 31, 2005

$2,753,701	$1,077,659	$1,213,480	$(101,205)	$31,245,424		$13,698,655
24,642,753	23,507,224	63,223,540	41,546,526	130,677,544		73,385,628
—	400,102	—	110,026	—		—
5,715,763	20,077,834	(56,812,634)	57,076,950	181,928,964		69,369,356

33,112,217	45,062,819	7,624,386	98,632,297	343,851,932		156,453,639

(61,768)	—	—	—	(2,922,097)		(1,196,017)
—	—	—	—	(10,166)		—
—	—	—	—	(7,525)		—
(1,056,728)	—	—	—	(9,610,748)		(4,841,952)
—	—	—	—	(228,125)		(1,256)
—	—	(11,827,515)	(6,678,795)	(2,262,969)		—
—	—	(1,545,039)	(1,107,652)	(56,886)		—
—	—	(2,159,938)	(1,181,208)	(35,333)		—
—	—	(23,891,295)	(8,958,753)	(5,464,148)		—
—	—	(2,922,036)	(2,176,185)	(176,662)		—

(1,118,496)	—	(42,345,823)	(20,102,593)	(20,774,659)		(6,039,225)

551,621,998	262,095,454	374,245,022	333,222,428	1,389,843,174		635,895,579
—	—	130,127,854	—	—		45,116,496
1,112,044	—	38,670,425	18,095,444	19,338,652		5,426,787
(247,018,355)	(123,313,314)	(313,773,175)	(206,052,053)	(298,767,113	)(b)	(212,498,117	)(c)

305,715,687	138,782,140	229,270,126	145,265,819	1,110,414,713		473,940,745

337,709,408	183,844,959	194,548,689	223,795,523	1,433,491,986		624,355,159

526,142,144	342,297,185	566,657,319	342,861,796	1,026,063,354		401,708,195

$863,851,552	$526,142,144	$761,206,008	$566,657,319	$2,459,555,340		$1,026,063,354

$2,753,041	$1,117,836	$2,959,402	$1,150,592	$32,130,286		$13,559,057

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements
August 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund, and Structured International Equity Fund collectively, the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained. Effective December 30, 2005, CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund and CORE International Equity Fund, changed their names to Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and the Structured International Equity Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Goldman Sachs Structured Large Cap Value Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependant on the fluctuations in the value of the contracts, and are recorded for

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)
     GSAM has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of December 29, 2005 to achieve the rates listed below.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value	0.60%	First $1 Billion
	0.54	Next $1 Billion
	0.51	Over $2 Billion

Structured U.S. Equity	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

Structured Large Cap Growth	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

Structured Small Cap Equity	0.85	First $2 Billion
	0.77	Over $2 Billion

Structured International Equity	0.85	First $1 Billion
	0.77	Next $1 Billion
	0.73	Over $2 Billion

     Additionally, from the period from July 1, 2005 – December 29, 2005, GSAM voluntarily agreed to waive a portion of its Management fees equal to 0.01% and 0.04% based on the average daily net assets of Structured Small Cap Equity and Structured International Equity, respectively. Effective December 29, 2005, GSAM has voluntarily agreed to waive a portion of its Management fees equal to 0.09%, 0.14%, 0.14%, 0.04% and 0.04% based on the average daily net assets of Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity, respectively. As a result of these fee waivers, the Management fees for the first $1 billion of the average daily net assets of Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured International Equity are equal to 0.51%, 0.51%, 0.51% and 0.81%, respectively. The Management fee is equal to 0.81% for the first $2 billion of the average daily net assets of Structured Small Cap Equity as a result of fee waivers. Prior to December 29, 2005, the Management Fees for the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and the Structured International Funds as an annual percentage rate of average daily net assets were 0.60%, 0.65%, 0.65%, 0.85% and 0.85%, respectively.
     GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Effective December 29, 2005, GSAM voluntarily agreed to limit certain Other Expenses of the Funds as an annual percentage rate of average daily net assets to 0.004%. Prior to December 29, 2005, the Other Expense limitations for Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity were 0.064%, 0.004%, 0.024%, 0.044% and 0.124%, respectively. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
3. AGREEMENTS (continued)
account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Structured Large Cap Value	$159,000	$100	$—

Structured U.S. Equity	56,400	—	—

Structured Large Cap Growth	21,600	500	—

Structured Small Cap Equity	44,900	200	300

Structured International Equity	241,300	200	—

     All classes of the Structured International Equity Fund charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the year ended August 31, 2006, GSAM has voluntarily waived certain management fees and agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Expense Credits

	Management Fee	Other Expense	Custody	Transfer Agent	Total Expense
Fund	Waiver	Reimbursement	Fee	Fee	Reductions

Structured Large Cap Value	$568	$300	$15	$9	$892

Structured U.S. Equity	1,048	538	15	27	1,628

Structured Large Cap Growth	668	377	4	11	1,060

Structured Small Cap Equity	210	392	11	8	621

Structured International Equity	665	842	16	12	1,535

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)
     As of August 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured Large Cap Value	$482	$116	$92	$690

Structured U.S. Equity	589	225	137	951

Structured Large Cap Growth	358	118	74	550

Structured Small Cap Equity	521	76	55	652

Structured International Equity	1,569	164	172	1,905

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended August 31, 2006, were as follows:

Fund	Purchases	Sales and Maturities

Structured Large Cap Value	$1,549,017,085	$1,066,577,945

Structured U.S. Equity	1,697,193,559	1,332,226,596

Structured Large Cap Growth	1,032,681,954	730,838,899

Structured Small Cap Equity	1,151,566,055	978,539,229

Structured International Equity	2,035,832,247	946,510,501

For the year ended August 31, 2006, Goldman Sachs earned approximately $83,900, $13,900, $35,700, $24,500 and $132,300 of brokerage commissions from portfolio transactions including futures transactions, executed on behalf of the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds, respectively.
     During the year ended August 31, 2005, GSAM voluntarily agreed to reimburse the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds for $18,876, $23,962, $400,102 and $110,026, respectively, for certain class action settlements in which the Funds were eligible to participate.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2006 are reported parenthetically under Investment Income on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
5. SECURITIES LENDING (continued)
Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities.
     The table below details securities lending activity as of, and for the year ended August 31, 2006:

				Earnings Received
			Earnings of BGA	by the Funds
			Relating to	From Lending to	Amount Payable to
	Market Value of	Cash Collateral	Securities	Goldman	Goldman Sachs
	Securities on	Received for Loans	Loaned for the	Sachs for	Upon Return of
	Loan as of	Outstanding as of	Year Ended	the Year Ended	Securities Loaned as
Fund	August 31, 2006	August 31, 2006	August 31, 2006	August 31, 2006	of August 31, 2006

Structured Large Cap Value	$8,751,070	$9,095,250	$4,588	$3,368	$407,500

Structured U.S. Equity	54,679,277	55,463,875	7,169	2,714	—

Structured Large Cap Growth	7,308,853	7,559,200	6,268	3,259	—

Structured Small Cap Equity	96,698,231	99,117,675	103,501	132,864	15,216,200

Structured International Equity	156,553,089	165,387,503	293,768	462,820	8,687,490

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2006, the Funds did not have any borrowings under this facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Distributions paid from:
Ordinary income	$10,656,545	$3,444,699	$1,118,496	$7,466,659	$12,778,661
Net long-term Capital Gains	14,265,499	—	—	34,879,164	7,995,998

Total taxable distributions	$24,922,044	$3,444,699	$1,118,496	$42,345,823	$20,774,659

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

7. TAX INFORMATION (continued)
     The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Distributions paid from:
Ordinary income	$3,809,038	$5,290,165	$—	$—	$6,039,225
Net long-term Capital Gains	7,080,272	—	—	20,102,593	—

Total taxable distributions	$10,889,310	$5,290,165	$—	$20,102,593	$6,039,225

     As of August 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Undistributed ordinary income — net	$11,276,577	$8,455,945	$2,268,154	$1,351,103	$66,364,881
Undistributed long-term capital gains	36,530,354	44,701,126	—	43,040,260	67,581,530

Total undistributed earnings	$47,806,931	$53,157,701	$2,268,154	$44,391,363	$133,946,411
Capital loss carryforward:[1]
Expiring 2010	—	(21,317,839)	(110,628,623)	—	(506,100)
Expiring 2011	—		(145,633,770)	—	—

Total capital loss carryforward [2]	—	(21,317,839)	(256,262,393)	—	(506,100)
Unrealized gains — net	93,980,523	132,656,475	48,985,362	51,228,786	301,194,978

Total accumulated earnings (losses) — net	$141,787,454	$164,495,707	$(205,008,877)	$95,620,149	$434,635,289

1	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Internal Revenue Code.
2	The Structured U.S. Equity Fund, Structured Large Cap Growth Fund and Structured International Equity Fund utilized approximately $30,022,000, $22,680,000 and $9,236,000, respectively, of their capital loss carryforwards.
     As of August 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

					Structured
	Structured Large	Structured U.S.	Structured Large	Structured Small	International
	Cap Value	Equity	Cap Growth	Cap Equity	Equity Fund

Tax Cost	$1,101,350,432	$1,305,592,737	$817,303,841	$808,621,298	$2,295,289,247

Gross unrealized gain	108,816,182	144,150,023	62,141,256	77,288,056	307,645,758
Gross unrealized loss	(14,998,061)	(11,649,700)	(13,205,369)	(26,107,122)	(12,886,660)

Net unrealized security gain	93,818,121	132,500,323	48,935,887	51,180,934	294,759,098

Net unrealized gain on other investments	162,402	156,152	49,475	47,852	6,435,880

Total unrealized gain	$93,980,523	$132,656,475	$48,985,362	$51,228,786	$301,194,978

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on Section 1256 contracts, differences related to the tax treatment of partnerships and passive foreign investment company investments.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
7. TAX INFORMATION (continued)
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses, Passive Foreign Investment Company investments, and redemptions utilized as distributions.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income

Structured Large Cap Value	$11,659,496	$(11,093,160)	$(566,336)

Structured U.S. Equity	434,370	(434,233)	(137)

Structured Small Cap Equity	6,792,755	(7,388,085)	595,330

Structured International Equity	5,643,966	(5,748,432)	104,466

8. OTHER MATTERS
As of August 31, 2006, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 9% and 6% of the outstanding (Institutional) shares of the Structured U.S. Equity Fund and Structured Small Cap Equity Fund, respectively. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of certain Funds with amounts greater than 5% as of August 31, 2006 (as a percentage of outstanding Institutional shares):

		Goldman Sachs		Goldman Sachs
	Goldman Sachs	Growth and Income	Goldman Sachs	Equity Growth
	Balanced Strategy	Strategy	Growth Strategy	Strategy
Fund	Portfolio	Portfolio	Portfolio	Portfolio

Structured Large Cap Value	3%	18%	20%	7%

Structured Large Cap Growth	2	19	23	9

Structured International Equity	3	16	18	7

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak International Equity into the Goldman Sachs Structured International Equity Fund. The acquisition was completed on September 28, 2004.
     Pursuant to the Agreement, the assets and liabilities of the Golden Oak International Equity (“Acquired Fund”) Institutional Class and Class A were transferred into the Goldman Sachs Structured International Equity (“Survivor Fund”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 28, 2004

Goldman Sachs Structured International Equity Class A/Golden Oak International Equity Class A	143,778	$1,370,167	174,727

Goldman Sachs Structured International Equity Fund Institutional Class/Golden Oak International Equity Institutional Class	4,500,559	$43,746,329	5,554,976

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Funds	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs Structured International Equity/ Golden Oak International Equity	$414,212,685	$45,116,496	$3,622,910	$(4,590,913)	$459,329,181

     At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Fund into the Goldman Sachs Structured U.S. Equity Fund. The acquisition was completed on February 28, 2005.
     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs Structured U.S. Equity (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of February 28, 2005

Goldman Sachs Structured U.S. Equity Class A/ Expedition Equity Class A	234,940	$6,634,688	799,756

Goldman Sachs Structured U.S. Equity Class B/ Expedition Equity Class B	522,540	13,993,554	1,770,335

Goldman Sachs Structured U.S. Equity Institutional Class/ Expedition Equity Institutional Class	3,631,659	104,410,705	12,455,438

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Funds’	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs Structured U.S. Equity Fund/ Expedition Equity	$791,212,862	$125,038,947	$18,353,229	$(79,989,096)	$916,251,809

     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the First Funds Core Equity Portfolio by the Goldman Sachs Structured U.S. Equity Fund and the First Funds Capital Appreciation Portfolio by the Goldman Sachs Structured Small Cap Equity Fund. On April 7, 2006, the Board of Trustees approved certain amendments to the Agreement and Plan of Reorganization. The acquisition was completed on June 5, 2006.
     Pursuant to the Agreement, the assets and liabilities of the First Funds Core Equity Portfolio and the First Funds Capital Appreciation Portfolio (each an “Acquired Fund”) Class I, Class A, Class B and Class C were transferred into the Goldman

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
8. OTHER MATTERS (continued)
Sachs Structured U.S. Equity Fund and the Goldman Sachs Structured Small Cap Equity Fund (each a “Survivor Fund”) Institutional Class, Class A and Class B, respectively, in a tax free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 5, 2006

Goldman Sachs Structured U.S. Equity Class A/ First Funds Core Equity Portfolio Class A	978,718	$30,761,079	1,891,444

Goldman Sachs Structured U.S. Equity Class A/ First Funds Core Equity Portfolio Class C	831,164	26,123,429	1,701,135

Goldman Sachs Structured U.S. Equity Class B/ First Funds Core Equity Portfolio Class B	243,801	7,223,819	463,904

Goldman Sachs Structured U.S. Equity Institutional Class/ First Funds Core Equity Portfolio Class I	7,897,369	253,347,517	15,536,316

Goldman Sachs Structured Small Cap Equity Class A/ First Funds Capital Appreciation Portfolio Class A	242,404	3,541,520	298,468

Goldman Sachs Structured Small Cap Equity Class A/ First Funds Capital Appreciation Portfolio Class C	36,325	530,704	48,454

Goldman Sachs Structured Small Cap Equity Class B/ First Funds Capital Appreciation Portfolio Class B	127,675	1,722,346	150,246

Goldman Sachs Structured Small Cap Equity Institutional Class/ First Funds Capital Appreciation Portfolio Class I	8,234,016	124,333,284	10,138,925

The following chart shows each Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and each Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s		Aggregate
	Aggregate	Aggregate	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	immediately
	before	before	Unrealized	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	acquisition

Goldman Sachs Structured U.S. Equity/ First Funds Core Equity Portfolio	$1,015,801,262	$317,455,844	$34,533,591	$1,333,257,106

Goldman Sachs Structured Small Cap Equity/ First Funds Capital Appreciation Portfolio	$682,529,826	$130,127,854	$19,883,232	$812,657,680

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)
fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.
9. SUBSEQUENT EVENT
Mergers and Reorganizations — At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the tax-free acquisition of the Goldman Sachs Research Select Fund by the Goldman Sachs Structured U.S. Equity Fund. Following the approval of the Board of Trustees and shareholders of the Goldman Sachs Research Select Fund, the acquisition was completed on September 25, 2006.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
10. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured Large Cap Value Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	25,532,218	$345,499,377	8,442,890	$102,286,779
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	69,556	912,765	29,581	360,703
Reinvestment of dividends and distributions	532,010	6,989,988	275,453	3,308,458
Shares repurchased	(9,505,137)	(127,546,622)	(3,064,759)	(36,828,135)

	16,628,647	225,855,508	5,683,165	69,127,805

Class B Shares
Shares sold	229,911	3,042,680	223,430	2,676,204
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	27,326	353,752	33,408	399,119
Shares converted to Class A	(70,167)	(912,765)	(29,825)	(360,703)
Shares repurchased	(430,798)	(5,687,157)	(392,351)	(4,713,426)

	(243,728)	(3,203,490)	(165,338)	(1,998,806)

Class C Shares
Shares sold	527,302	6,992,195	574,083	6,868,263
Reinvestment of dividends and distributions	32,767	424,719	32,914	393,527
Shares repurchased	(561,874)	(7,452,153)	(504,742)	(6,075,965)

	(1,805)	(35,239)	102,255	1,185,825

Institutional Shares
Shares sold	42,516,476	571,488,724	16,747,719	204,004,866
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	1,262,081	16,578,172	552,422	6,619,164
Shares repurchased	(23,009,917)	(307,840,152)	(4,428,406)	(51,716,817)

	20,768,640	280,226,744	12,871,735	158,907,213

Service Shares
Shares sold	121,591	1,680,600	33,319	400,563
Reinvestment of dividends and distributions	1,089	14,226	1,317	15,852
Shares repurchased	(64,699)	(873,383)	(15,480)	(184,314)

	57,981	821,443	19,156	232,101

NET INCREASE (DECREASE)	37,209,735	$503,664,966	18,510,973	$227,454,138

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Structured U.S. Equity Fund				Structured Large Cap Growth Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2006		August 31, 2005		August 31, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,613,451	$142,873,179	3,817,252	$106,115,210	15,276,119	$199,732,380	6,107,993	$73,626,115
1,809,882	56,884,508	234,940	6,634,688	—	—	—	—
386,363	11,746,340	195,024	5,372,733	447,436	5,815,347	88,745	1,052,643
54,042	1,639,094	116,505	3,286,613	4,541	59,855	—	—
(3,995,041)	(122,652,714)	(3,412,663)	(94,828,489)	(5,495,448)	(72,501,227)	(3,768,736)	(44,490,893)

2,868,697	90,490,407	951,058	26,580,755	10,232,648	133,106,355	2,428,002	30,187,865

116,019	3,354,017	200,079	5,224,404	132,890	1,642,170	177,675	2,011,348
243,801	7,223,819	522,540	13,993,554	—	—	—	—
—	—	1,419	38,000	—	—	—	—
(409,321)	(11,746,340)	(205,980)	(5,372,733)	(477,079)	(5,815,347)	(94,046)	(1,052,643)
(1,285,974)	(37,134,431)	(1,307,824)	(34,212,836)	(1,805,964)	(22,106,869)	(2,003,340)	(22,604,976)

(1,335,475)	(38,302,935)	(789,766)	(20,329,611)	(2,150,153)	(26,280,046)	(1,919,711)	(21,646,271)

204,239	5,908,011	301,821	7,880,311	167,316	2,058,876	158,700	1,793,715
—	—	1,789	47,717	—	—	—	—
(375,281)	(10,835,948)	(493,515)	(12,925,965)	(830,159)	(10,301,976)	(764,504)	(8,662,729)

(171,042)	(4,927,937)	(189,905)	(4,997,937)	(662,843)	(8,243,100)	(605,804)	(6,869,014)

4,477,783	140,971,110	1,504,363	43,409,655	25,906,686	348,090,391	14,878,459	184,619,266
7,897,369	253,347,517	3,631,659	104,410,705	—	—	—	—
37,172	1,148,613	55,473	1,591,529	77,882	1,052,189	—	—
(1,648,028)	(51,535,457)	(1,462,411)	(41,242,690)	(10,489,114)	(142,036,561)	(4,008,711)	(47,339,167)

10,764,296	343,931,783	3,729,084	108,169,199	15,495,454	207,106,019	10,869,748	137,280,099

182,926	5,577,439	134,243	3,703,952	7,283	98,181	3,781	45,010
932	28,029	2,468	69,042	—	—	—	—
(128,228)	(3,859,152)	(139,080)	(3,844,408)	(5,698)	(71,722)	(18,179)	(215,549)

55,630	1,746,316	(2,369)	(71,414)	1,585	26,459	(14,398)	(170,539)

12,182,106	$392,937,634	3,698,102	$109,350,992	22,916,691	$305,715,687	10,757,837	$138,782,140

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Small Cap Equity Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,153,980	$117,078,380	5,800,199	$77,871,561
Shares issued in connection with merger	278,729	4,072,224	—	—
Shares converted from Class B(a)	113,275	1,614,534	14,332	186,045
Reinvestment of dividends and distributions	813,060	11,244,622	477,055	6,249,416
Shares repurchased	(6,523,181)	(93,312,132)	(5,013,806)	(67,263,693)

	2,835,863	40,697,628	1,277,780	17,043,329

Class B Shares
Shares sold	127,749	1,704,896	204,747	2,590,389
Shares issued in connection with merger	127,675	1,722,346	—	—
Reinvestment of dividends and distributions	106,848	1,369,787	81,647	1,005,077
Shares converted to Class A(a)	(122,183)	(1,614,534)	(15,234)	(186,045)
Shares repurchased	(401,916)	(5,326,308)	(531,641)	(6,667,472)

	(161,827)	(2,143,813)	(260,481)	(3,258,051)

Class C Shares
Shares sold	882,834	11,784,175	637,975	8,111,339
Reinvestment of dividends and distributions	152,774	1,966,195	85,890	1,060,746
Shares repurchased	(827,711)	(10,902,937)	(701,355)	(8,821,128)

	207,897	2,847,433	22,510	350,957

Institutional Shares
Shares sold	15,688,113	230,700,270	16,915,181	233,298,330
Shares issued in connection with merger	8,234,016	124,333,284	—	—
Reinvestment of dividends and distributions	1,580,760	22,541,641	646,629	8,684,223
Shares repurchased	(12,082,876)	(182,619,082)	(7,148,812)	(99,558,812)

	13,420,013	194,956,113	10,412,998	142,423,741

Service Shares
Shares sold	921,548	12,977,301	857,491	11,350,809
Reinvestment of dividends and distributions	113,254	1,548,180	84,436	1,095,982
Shares repurchased	(1,532,095)	(21,612,716)	(1,786,301)	(23,740,948)

	(497,293)	(7,087,235)	(844,374)	(11,294,157)

NET INCREASE (DECREASE)	15,804,653	$229,270,126	10,608,433	$145,265,819

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured International Equity Fund

For the Year Ended		For the Year Ended
August 31, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars

33,603,419	$446,667,684	16,693,893	$179,600,914
—	—	143,778	1,370,167
73,208	947,165	11,411	119,709
408,328	4,969,353	107,079	1,120,041
(7,401,756)	(96,221,866)	(5,577,909)	(60,404,374)

26,683,199	356,362,336	11,378,252	121,806,457

336,131	4,338,428	193,712	2,067,416
—	—	—	—
5,222	62,977	—	—
(74,128)	(947,165)	(11,549)	(119,709)
(235,976)	(3,006,076)	(165,944)	(1,755,991)

31,249	448,164	16,219	191,716

162,983	2,146,302	136,148	1,452,028
3,061	36,944	—	—
(79,389)	(1,043,407)	(117,796)	(1,251,939)

86,655	1,139,839	18,352	200,089

68,630,073	920,070,546	39,786,594	430,630,065
—	—	4,500,559	43,746,329
1,135,451	14,079,590	404,691	4,305,919
(14,300,707)	(193,365,457)	(13,240,749)	(147,797,277)

55,464,817	740,784,679	31,451,095	330,885,036

1,273,906	16,620,214	2,010,483	22,145,156
15,544	189,788	78	827
(381,277)	(5,130,307)	(113,395)	(1,288,536)

908,173	11,679,695	1,897,166	20,857,447

83,174,093	$1,110,414,713	44,761,084	$473,940,745

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$12.69	$0.17	$1.51	$1.68	$(0.14)	$(0.24)	$(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

2003 - A	8.74	0.10	0.74	0.84	(0.10)	—	(0.10)
2003 - B	8.67	0.03	0.73	0.76	(0.03)	—	(0.03)
2003 - C	8.68	0.03	0.74	0.77	(0.03)	—	(0.03)
2003 - Institutional	8.74	0.13	0.73	0.86	(0.13)	—	(0.13)
2003 - Service	8.74	0.09	0.74	0.83	(0.07)	—	(0.07)

2002 - A	10.31	0.07	(1.57)	(1.50)	(0.07)	—	(0.07)
2002 - B	10.24	— (c)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - C	10.25	— (c)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - Institutional	10.31	0.11	(1.57)	(1.46)	(0.11)	—	(0.11)
2002 - Service	10.31	0.07	(1.58)	(1.51)	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns could be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income to	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$13.99	13.43%	$438,245	0.99%	1.31%	1.10%	1.20%	127%
13.88	12.56	19,200	1.75	0.49	1.84	0.40	127
13.90	12.66	22,768	1.75	0.51	1.84	0.41	127
14.00	13.92	715,191	0.59	1.69	0.69	1.59	127
14.06	13.35	1,697	1.11	1.28	1.20	1.19	127

12.69	17.13	186,441	1.10	0.99	1.14	0.95	132
12.59	16.32	20,479	1.85	0.22	1.89	0.18	132
12.60	16.32	20,666	1.85	0.22	1.89	0.18	132
12.69	17.69	384,875	0.70	1.39	0.74	1.35	132
12.73	17.06	799	1.20	0.87	1.24	0.83	132

11.15	18.93	100,374	1.10	0.95	1.15	0.90	154
11.06	18.09	19,819	1.85	0.19	1.90	0.14	154
11.07	17.97	17,027	1.85	0.19	1.90	0.14	154
11.14	19.41	194,541	0.70	1.36	0.75	1.31	154
11.18	18.89	487	1.20	0.84	1.25	0.79	154

9.48	9.70	79,866	1.11	1.13	1.22	1.02	102
9.40	8.83	18,077	1.86	0.38	1.97	0.27	102
9.42	8.95	13,798	1.86	0.37	1.97	0.26	102
9.47	10.03	145,059	0.71	1.52	0.82	1.41	102
9.50	9.58	327	1.21	1.02	1.32	0.91	102

8.74	(14.61)	76,472	1.11	0.76	1.20	0.67	112
8.67	(15.28)	18,828	1.86	0.00(d )	1.95	(0.09)	112
8.68	(15.26)	12,533	1.86	0.01	1.95	(0.08)	112
8.74	(14.25)	108,613	0.71	1.15	0.80	1.06	112
8.74	(14.70)	281	1.21	0.72	1.30	0.63	112

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$29.13	$0.24		$2.53	$2.77	$(0.11)
2006 - B	27.52	—	(d)	2.40	2.40	—
2006 - C	27.39	0.01		2.38	2.39	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)

2005 - A	25.81	0.26	(c)	3.28	3.54	(0.22)
2005 - B	24.39	0.05	(c)	3.09	3.14	(0.01)
2005 - C	24.30	0.05	(c)	3.07	3.12	(0.03)
2005 - Institutional	26.32	0.36	(c)	3.37	3.73	(0.33)
2005 - Service	25.60	0.23	(c)	3.25	3.48	(0.20)

2004 - A	22.57	0.11		3.20	3.31	(0.07)
2004 - B	21.42	(0.08)		3.05	2.97	—
2004 - C	21.34	(0.08)		3.04	2.96	—
2004 - Institutional	23.00	0.21		3.27	3.48	(0.16)
2004 - Service	22.40	0.08		3.19	3.27	(0.07)

2003 - A	20.18	0.09		2.31	2.40	(0.01)
2003 - B	19.28	(0.06)		2.20	2.14	—
2003 - C	19.20	(0.06)		2.20	2.14	—
2003 - Institutional	20.57	0.17		2.37	2.54	(0.11)
2003 - Service	20.03	0.07		2.30	2.37	—

2002 - A	24.30	0.04		(4.16)	(4.12)	—
2002 - B	23.39	(0.13)		(3.98)	(4.11)	—
2002 - C	23.29	(0.12)		(3.97)	(4.09)	—
2002 - Institutional	24.68	0.14		(4.25)	(4.11)	—
2002 - Service	24.15	0.02		(4.14)	(4.12)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.10 per share and .03% of average net assets.
(d)	Amount is less than $0.005.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$31.79	9.51%	$611,999	0.99%	0.79%	1.15%	0.64%	129%
29.92	8.72	78,110	1.75	0.01	1.90	(0.13)	129
29.78	8.73	36,628	1.75	0.03	1.90	(0.12)	129
32.48	9.97	644,250	0.59	1.22	0.75	1.06	129
31.50	9.39	13,019	1.09	0.70	1.25	0.55	129

29.13	13.75	477,204	1.09	0.93 (c)	1.19	0.83 (c)	142
27.52	12.87	108,595	1.84	0.19 (c)	1.94	0.09 (c)	142
27.39	12.86	38,380	1.84	0.20 (c)	1.94	0.10 (c)	142
29.72	14.16	269,545	0.69	1.23 (c)	0.79	1.13 (c)	142
28.88	13.61	10,328	1.15	0.84 (c)	1.25	0.74 (c)	142

25.81	14.71	398,346	1.13	0.43	1.25	0.31	112
24.39	13.87	115,492	1.88	(0.32)	2.00	(0.44)	112
24.30	13.87	38,656	1.88	(0.32)	2.00	(0.44)	112
26.32	15.18	140,587	0.73	0.83	0.85	0.71	112
25.60	14.60	9,215	1.23	0.33	1.35	0.21	112

22.57	11.90	351,673	1.15	0.44	1.26	0.33	74
21.42	11.10	118,993	1.90	(0.31)	2.01	(0.42)	74
21.34	11.15	36,546	1.90	(0.31)	2.01	(0.42)	74
23.00	12.40	131,457	0.75	0.84	0.86	0.73	74
22.40	11.83	7,717	1.25	0.34	1.36	0.23	74

20.18	(16.95)	340,934	1.14	0.19	1.24	0.09	74
19.28	(17.57)	125,243	1.89	(0.57)	1.99	(0.67)	74
19.20	(17.56)	36,223	1.89	(0.56)	1.99	(0.66)	74
20.57	(16.65)	163,439	0.74	0.59	0.84	0.49	74
20.03	(17.06)	6,484	1.24	0.09	1.34	(0.01)	74

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions to
		investment operations					shareholders

	Net asset	Net
	value,	investment		Net realized		Total from	From net	From net
	beginning	income		and unrealized		investment	investment	realized	Total
Year-Share Class	of year	(loss)(a)		gain (loss)		operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$12.55	$0.04		$0.61		$0.65	$— (f)	$—	$— (f)
2006 - B	11.81	(0.06)		0.58		0.52	—	—	—
2006 - C	11.81	(0.06)		0.59		0.53	—	—	—
2006 - Institutional	12.89	0.09		0.64		0.73	(0.04)	—	(0.04)
2006 - Service	12.43	0.02		0.65		0.67	—	—	—

2005 - A	11.13	0.04	(c)	1.38	(d)	1.42	—	—	—
2005 - B	10.55	(0.04	)(c)	1.30	(d)	1.26	—	—	—
2005 - C	10.55	(0.04	)(c)	1.30	(d)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(c)	1.43	(d)	1.51	—	—	—
2005 - Service	11.04	0.04	(c)	1.35	(d)	1.39	—	—	—

2004 - A	10.33	(0.01)		0.81		0.80	—	—	—
2004 - B	9.87	(0.09)		0.77		0.68	—	—	—
2004 - C	9.87	(0.09)		0.77		0.68	—	—	—
2004 - Institutional	10.52	0.03		0.83		0.86	—	—	—
2004 - Service	10.26	(0.02)		0.80		0.78	—	—	—

2003 - A	9.06	(0.01)		1.28		1.27	—	—	—
2003 - B	8.72	(0.07)		1.22		1.15	—	—	—
2003 - C	8.72	(0.07)		1.22		1.15	—	—	—
2003 - Institutional	9.19	0.03		1.30		1.33	—	—	—
2003 - Service	9.01	(0.02)		1.27		1.25	—	—	—

2002 - A	11.51	(0.03)		(2.38)		(2.41)	—	(0.04)	(0.04)
2002 - B	11.16	(0.11)		(2.29)		(2.40)	—	(0.04)	(0.04)
2002 - C	11.17	(0.11)		(2.30)		(2.41)	—	(0.04)	(0.04)
2002 - Institutional	11.63	0.01		(2.41)		(2.40)	—	(0.04)	(0.04)
2002 - Service	11.45	(0.04)		(2.36)		(2.40)	—	(0.04)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
(d)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.67%, 11.85%, 11.85%, 13.18% and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
(f)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$13.20	5.21%	$310,386	1.00%	0.28%		1.16%	0.12%		111%
12.33	4.40	41,947	1.76	(0.52)		1.91	(0.67)		111
12.34	4.49	22,811	1.76	(0.52)		1.91	(0.67)		111
13.58	5.66	488,448	0.60	0.69		0.76	0.53		111
13.10	5.39	260	1.10	0.15		1.26	(0.01)		111

12.55	12.76 (e)	166,792	1.11	0.37	(c)	1.24	0.24	(c)	146
11.81	11.94 (e)	65,545	1.86	(0.32	)(c)	1.99	(0.45	)(c)	146
11.81	11.94 (e)	29,672	1.86	(0.32	)(c)	1.99	(0.45	)(c)	146
12.89	13.27 (e)	263,906	0.71	0.65	(c)	0.84	0.52	(c)	146
12.43	12.59 (e)	227	1.21	0.38	(c)	1.34	0.25	(c)	146

11.13	7.74	120,872	1.15	(0.10)		1.29	(0.24)		149
10.55	6.89	78,810	1.90	(0.85)		2.04	(0.99)		149
10.55	6.89	32,901	1.90	(0.85)		2.04	(0.99)		149
11.38	8.17	109,353	0.75	0.31		0.89	0.17		149
11.04	7.60	361	1.25	(0.20)		1.39	(0.34)		149

10.33	14.02	127,317	1.18	(0.07)		1.31	(0.20)		119
9.87	13.19	91,084	1.93	(0.82)		2.06	(0.95)		119
9.87	13.19	36,553	1.93	(0.82)		2.06	(0.95)		119
10.52	14.47	114,524	0.78	0.33		0.91	0.20		119
10.26	13.87	410	1.28	(0.17)		1.41	(0.30)		119

9.06	(21.04)	139,593	1.17	(0.32)		1.27	(0.42)		113
8.72	(21.61)	99,959	1.92	(1.06)		2.02	(1.16)		113
8.72	(21.68)	41,627	1.92	(1.07)		2.02	(1.17)		113
9.19	(20.74)	131,590	0.77	0.08		0.87	(0.02)		113
9.01	(21.06)	409	1.27	(0.41)		1.37	(0.51)		113

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$14.55	$— (c)	$0.35	$0.35	$—	$(1.14)	$(1.14)
2006 - B	13.60	(0.10)	0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)	0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06	0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)	0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

2003 - A	9.36	0.02	2.23	2.25	—	—	—
2003 - B	8.99	(0.05)	2.12	2.07	—	—	—
2003 - C	9.01	(0.05)	2.14	2.09	—	—	—
2003 - Institutional	9.51	0.06	2.27	2.33	—	—	—
2003 - Service	9.30	0.01	2.22	2.23	—	—	—

2002 - A	10.59	— (c)	(0.83)	(0.83)	—	(0.40)	(0.40)
2002 - B	10.26	(0.08)	(0.79)	(0.87)	—	(0.40)	(0.40)
2002 - C	10.29	(0.07)	(0.81)	(0.88)	—	(0.40)	(0.40)
2002 - Institutional	10.76	0.04	(0.85)	(0.81)	(0.04)	(0.40)	(0.44)
2002 - Service	10.55	0.01	(0.84)	(0.83)	(0.02)	(0.40)	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average		to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets	rate

$13.76	2.42%	$185,508	1.27%	—	%(d)	1.37%	(0.09)%	151%
12.69	1.66	16,197	2.02	(0.75)		2.11	(0.84)	151
12.74	1.65	25,899	2.02	(0.75)		2.11	(0.84)	151
14.23	2.77	504,101	0.87	0.40		0.97	0.30	151
13.59	2.30	29,501	1.37	(0.09)		1.46	(0.18)	151

14.55	24.97	154,877	1.33	(0.15)		1.41	(0.23)	149
13.60	24.07	19,555	2.08	(0.89)		2.16	(0.97)	149
13.64	24.09	24,901	2.08	(0.90)		2.16	(0.98)	149
14.95	25.57	328,912	0.93	0.25		1.01	0.17	149
14.40	24.86	38,412	1.43	(0.26)		1.51	(0.34)	149

12.24	11.87	114,684	1.33	(0.30)		1.43	(0.40)	153
11.56	11.08	19,642	2.08	(1.04)		2.18	(1.14)	153
11.60	11.05	20,915	2.08	(1.05)		2.18	(1.15)	153
12.52	12.31	145,003	0.93	0.10		1.03	— (d)	153
12.13	11.79	42,618	1.43	(0.40)		1.53	(0.50)	153

11.61	24.04	89,340	1.34	0.25		1.52	0.07	149
11.06	23.03	19,408	2.09	(0.51)		2.27	(0.69)	149
11.10	23.09	16,463	2.09	(0.51)		2.27	(0.69)	149
11.84	24.50	111,957	0.94	0.65		1.12	0.47	149
11.53	23.87	40,775	1.44	0.15		1.62	(0.03)	149

9.36	(8.20)	57,014	1.34	0.01		1.58	(0.23)	136
8.99	(8.88)	16,854	2.09	(0.74)		2.33	(0.98)	136
9.01	(8.95)	11,504	2.09	(0.74)		2.33	(0.98)	136
9.51	(7.93)	57,683	0.94	0.39		1.18	0.15	136
9.30	(8.27)	28,999	1.44	0.15		1.68	(0.09)	136

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$11.70	$0.21	$2.57	$2.78	$(0.11)	$(0.08)	$(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

2003 - A	7.35	0.08	0.28	0.36	(0.05)	—	(0.05)
2003 - B	7.24	0.04	0.28	0.32	— (c)	—	— (c)
2003 - C	7.25	0.04	0.28	0.32	(0.01)	—	(0.01)
2003 - Institutional	7.49	0.12	0.29	0.41	(0.10)	—	(0.10)
2003 - Service	7.39	0.10	0.27	0.37	(0.06)	—	(0.06)

2002 - A	8.38	0.03	(1.06)	(1.03)	—	—	—
2002 - B	8.29	(0.01)	(1.04)	(1.05)	—	—	—
2002 - C	8.30	(0.01)	(1.04)	(1.05)	—	—	—
2002 - Institutional	8.50	0.08	(1.07)	(0.99)	(0.02)	—	(0.02)
2002 - Service	8.41	0.05	(1.07)	(1.02)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$14.29	24.02%	$739,861	1.26%	1.63%	1.35%	1.54%	59%
14.09	23.18	10,306	2.02	0.64	2.11	0.55	59
14.09	23.10	7,110	2.02	0.67	2.11	0.58	59
14.59	24.52	1,661,909	0.86	2.01	0.95	1.92	59
14.31	23.87	40,369	1.37	1.38	1.46	1.29	59

11.70	24.12	293,591	1.39	1.64	1.40	1.63	73
11.53	23.05	8,075	2.14	0.75	2.15	0.74	73
11.54	23.16	4,824	2.14	0.75	2.15	0.74	73
11.93	24.51	697,144	0.99	1.96	1.00	1.95	73
11.73	23.93	22,429	1.49	2.33	1.50	2.32	73

9.49	24.85	130,291	1.59	1.08	1.68	0.99	99
9.37	24.31	6,408	2.16	0.45	2.25	0.36	99
9.37	24.28	3,747	2.16	0.43	2.25	0.34	99
9.68	25.71	261,118	1.01	1.65	1.10	1.56	99
9.54	25.08	144	1.51	1.55	1.60	1.46	99

7.66	5.00	95,015	1.67	1.12	1.84	0.95	122
7.56	4.45	5,574	2.17	0.56	2.34	0.39	122
7.56	4.38	3,646	2.17	0.64	2.34	0.47	122
7.80	5.64	158,021	1.02	1.73	1.19	1.56	122
7.70	5.14	31	1.52	1.45	1.69	1.28	122

7.35	(12.29)	72,405	1.67	0.38	1.82	0.23	115
7.24	(12.67)	6,434	2.17	(0.07)	2.32	(0.22)	115
7.25	(12.65)	3,963	2.17	(0.07)	2.32	(0.22)	115
7.49	(11.68)	188,858	1.02	1.02	1.17	0.87	115
7.39	(12.13)	18	1.52	0.60	1.67	0.45	115

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Structured Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Structured Large Cap Value Fund (formerly, Goldman Sachs CORE Large Cap Value Fund), Goldman Sachs Structured U.S. Equity Fund (formerly, Goldman Sachs CORE US Equity Fund), Structured Large Cap Growth Fund (formerly, Goldman Sachs CORE Large Cap Growth Fund), Structured Small Cap Equity Fund (formerly, Goldman Sachs CORE Small Cap Equity Fund, and Structured International Equity Fund (formerly, Goldman Sachs CORE International Fund) (collectively “the Structured Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2006

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 through August 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Large Cap Value Fund				Structured U.S. Equity Fund				Structured Large Cap Growth Fund				Structured Small Cap Equity Fund				Structured International Equity Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*

Class A
Actual	$1,000.00	$1,043.10		$4.91	$1,000.00	$1,020.50		$4.85	$1,000.00	$985.10		$4.77	$1,000.00	$950.90		$6.17	$1,000.00	$1,087.50		$6.48
Hypothetical 5% return	1,000.00	1,020.40	+	4.85	1,000.00	1,020.41	+	4.85	1,000.00	1,020.40	+	4.86	1,000.00	1,018.88	+	6.38	1,000.00	1,019.00	+	6.27

Class B
Actual	1,000.00	1,039.30		8.74	1,000.00	1,017.00		8.65	1,000.00	981.70		8.50	1,000.00	947.70		9.84	1,000.00	1,083.80		10.40
Hypothetical 5% return	1,000.00	1,016.63	+	8.65	1,000.00	1,016.63	+	8.65	1,000.00	1,016.63	+	8.65	1,000.00	1,015.10	+	10.18	1,000.00	1,015.23	+	10.05

Class C
Actual	1,000.00	1,039.40		8.74	1,000.00	1,016.70		8.65	1,000.00	981.70		8.50	1,000.00	947.20		9.83	1,000.00	1,083.00		10.39
Hypothetical 5% return	1,000.00	1,016.63	+	8.65	1,000.00	1,016.63	+	8.65	1,000.00	1,016.63	+	8.65	1,000.00	1,015.10	+	10.18	1,000.00	1,015.23	+	10.06

Institutional
Actual	1,000.00	1,045.70		2.84	1,000.00	1,022.0		2.82	1,000.00	987.60		2.77	1,000.00	952.50		4.20	1,000.00	1,088.80		4.37
Hypothetical 5% return	1,000.00	1,022.43	+	2.81	1,000.00	1,022.42	+	2.82	1,000.00	1,022.42	+	2.82	1,000.00	1,020.90	+	4.35	1,000.00	1,021.02	+	4.23

Service
Actual	1,000.00	1,043.40		5.50	1,000.00	1,020.10		5.36	1,000.00	985.00		5.27	1,000.00	950.30		6.65	1,000.00	1,086.60		7.00
Hypothetical 5% return	1,000.00	1,019.83	+	5.43	1,000.00	1,019.90	+	5.36	1,000.00	1,019.90	+	5.36	1,000.00	1,018.38	+	6.89	1,000.00	1,018.50	+	6.77

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Structured Large Cap Value	0.95%	1.70%	1.70%	0.55%	1.07%
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35
Structured International Equity	1.23	1.98	1.98	0.83	1.33

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds was approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for one, three, five and ten (where applicable) year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels. In addition, the Trustees noted the Investment Adviser’s voluntary waivers of a portion of its management fees for each of the Funds that were implemented at the beginning of the year.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the reduction in the contractual fee rates payable by the Structured U.S. Equity Fund and Structured Large Cap Growth Fund under the Management Agreements that were approved by the Trustees in 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value Fund	0.60%	First $1 Billion
	0.54	Next $1 Billion
	0.51	Over $2 Billion

Structured U.S. Equity Fund	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

Structured Large Cap Growth Fund	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

Structured Small Cap Equity Fund	0.85	First $2 Billion
	0.77	Over $2 Billion

Structured International Equity Fund	0.85	First $1 Billion
	0.77	Next $1 Billion
	0.73	Over $2 Billion

In approving these new fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS STRUCTURED EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Goldman Sachs Trust — Structured Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2006, 73.84%, 100%, 100%, and 64.22% of the dividends paid from net investment company taxable income by the Structured Large Cap Value, Structured Large Cap Growth, Structured U.S. Equity and Structured Small Cap Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended August 31, 2006, the total amount of income received by the Structured International Equity Fund from sources within foreign countries and possessions of the United States was $0.0827 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0063 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Large Cap Value, Structured Small Cap Equity and Structured International Equity Funds designate $23,174,783, $40,736,789 and $10,896,919, respectively, as capital gain dividends paid during the year ended August 31, 2006. Of the amounts designated by the Structured Large Cap Value, Structured Small Cap Equity and Structured International Equity Funds, $23,156,302, $40,704,362 and $10,896,919, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

For the year ended August 31, 2006, 100%, 100%, 100%, 46.74% and 91.94% of the dividends paid from net investment company taxable income by the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  International Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪  Balanced Fund

Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
CORESM is a registered service mark of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1551	STRUCTAR / 125.8K / 10-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$195,000	$234,400	Other attest services

Tax Fees

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $476,400 and $410,800 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2006